Exhibit 10.26

LEASE

Between

0937847 B.C. LTD.

and

OMNI CIRCUIT BOARDS LTD.

THIS LEASE is dated for reference December 15, 2017

BETWEEN:

0937847 B.C. LTD.
23196 Francis Avenue
Fort Langley, BC V1M 2S3

(the “Landlord”)

AND:

OMNI CIRCUIT BOARDS LTD.
#3, 12760 Bathgate Way
Richmond, BC V6V 1Z4

(the “Tenant”)

In consideration of the covenants and agreements in this Lease, the Landlord and the Tenant covenant and agree as follows:

1	INTERPRETATION

1.1	Lease Summary

The following lease summary of basic terms is attached to and forms a part of this Lease:

(a) Landlord:	0937847 B.C. Ltd. 23196 Francis Avenue Fort Langley, BC V1M 2S3 E-mail: [*****] Telephone: [*****]

(b) Tenant:	Omni Circuit Boards Ltd. #3, 12760 Bathgate Way Richmond, BC V6V 1Z4 Attention: President

(c) Premises:

Unit 3 & Unit 4 together referred to as the “Premises”:

Unit 3,12760 Bathgate Way Richmond V6V 1Z4, legally described:

Strata Lot 45 Section 30 Block 5 North Range 5 West New Westminster

District Strata Plan NW1200

Unit 4, 12760 Bathgate Way Richmond V6V 1Z4, legally described:

Strata Lot 45 Section 30 Block 5 North Range 5 West New Westminster

District Strata Plan NW1200

(d) Leasable Area:	Unit 3: 3,540 square feet Unit 4: 3,604 square feet Aggregate Total: 7,144 square feet

(e) Term:	5 years from the Commencement Date, plus any Renewal Term

(f) Commencement Date	The Term will commence on the Closing Date as defined in the Purchase Agreement between Paul James Jackson and D-Wave Systems Inc. (the “Commencement Date”)

(g) Expiry Date	The Term will expire on the later of that date that is five years from the Commencement Date and the last date of any Renewal Term.

1. Basic Rent:

Year of Term	Rate per square foot per annum of Leaseable Area	Annual Rent	Monthly Installment
Years 1-5	$10.50	$75,012.00	$6,251.00

2. Additional Rent The Estimate for the Tenant’s Additional Rent for the first Year of the term is $1,409.00

(h) Deposit:	$12,502.00 held by the Landlord in accordance with Section 3.9 of this Lease.

(i) Permitted Use:	General office use, activities related to [*****]

(j) Additional Terms:	See Schedule B for options to renew
See Schedule C for right of first refusal

1.2 Definitions. In this Lease:

(a)	“Additional Rent” means:

(i)	Strata Fees;

(ii)	Property Taxes;

(iii)	management fee equivalent to 2.5% of the Basic Rent;

(iv)

all other sums which may be payable to the Landlord hereunder or reimbursable to the Landlord hereunder, including, without limitation, all interest and penalties payable by the Tenant hereunder, whether or not such sums are referred to as Rent or Additional Rent or otherwise, but Additional Rent will not include the Basic Rent;

(b)	“Basic Rent” means the amount specified as such in Section 1.1, the Lease Summary;

(c)

“Buildings” means collectively the commercial buildings, improvements, structures and facilities erected or to be erected on or under the Lands and all expansions, alterations, additions and relocations thereto, within, upon or under the Lands;

(d)	“Commencement Date” means the date specified as such in Section 1.1, the Lease Summary;

(e)	“Common Property” has the same definition as “common property” in the Strata Property Act with respect to the Strata Plan;

(f)	“Expiry Date” means the date specified as such in Section 1.1, the Lease Summary;

(g)	“GST” means the tax levied under the Excise Tax Act (Canada) as the same may be amended or substituted from time to time;

(h)	“Lands” means all of those lands which form part of the Strata Plan and includes all the Buildings thereon from time to time;

(i)	“Landlord” means the owner or the mortgagees in possession for the time being of the Premises only during and in respect of their respective periods of interest in the Premises;

(j)	“Lease” means this agreement together with all Schedules attached hereto;

(k)	“Leasable Area” means the aggregate of the areas specified in the Lease Summary in Section 1.1;

(l)

“Leasehold Improvements” means all fixtures (other than the Tenant’s trade fixtures), improvements, additions, partitions, equipment, and alterations from time to time made to or installed in the Premises by any person;

(m)	“Premises” means the portion of the Building shown outlined in heavy dark lines and identified as on the plan attached hereto as Schedule A, together with the Leasehold Improvements;

(n)

“Prime Rate” means the rate of interest, expressed as an annual rate, at the relevant time or times, being charged by the Royal Bank of Canada, Main Branch, Vancouver, B.C., as its “prime rate” to its most favoured commercial customers at the time;

(o)	“Renewal Term” means the optional renewal period described in Schedule B;

(p)	“Rent” means the Basic Rent and the Additional Rent;

(q)	“Rental Year” means each successive twelve (12) calendar month period (or part thereof) throughout the Term commencing on the Commencement Date;

(r)	“Roof means the roof membrane, roof insulation, and roof deck of the Building;

(s)

“Sales Taxes” means any and all taxes, fees, levies, charges, assessments, rates, duties, and excises (whether characterized as sales taxes, purchase taxes, goods and services taxes, or any other form) which are imposed on the Landlord, which the Landlord is liable to pay or which the Landlord is liable to collect and remit, and which are levied, rated, or assessed on the act of entering into this Lease or otherwise on account of this Lease, on the use or the occupancy of the Premises or any portion thereof, on the Rent payable under this Lease or any portion thereof, or in connection with the business of renting the Premises or any portion thereof to the Tenant, including, without limitation, GST;

(t)	“Schedule” means the following schedules which form part of this lease:

Schedule “A”–	Strata Plan
Schedule “B”–	Options to renew
Schedule “C”–	Right to first refusal
Schedule “D”–	Prohibited uses
Schedule “E”–	Strata Bylaws

(u)	“Sign” means any sign, picture, notice, lettering, direction, or other advertising or informational device of whatever nature;

(v)	“Strata Fees” means any amounts or operating costs determined by the Strata Corporation, including without limitation, monthly strata fees and any special levies assessed against the Premises;

(w)

“Strata Corporation” means NW1200, being the strata corporation which was created by the deposit of the Strata Plan in the Land Title Office. The owners of the strata lots in the Strata Plan are the members of the Strata Corporation under the name “The Owners, Strata Plan NW1200”;

(x)	“Strata Plan” means Strata Plan NW1200 which is attached as Schedule A of this Lease;

(y)	“Strata Property Act” means the Strata Property Act [SBC 1998] Chapter 43;

(z)

“Taxes” means all taxes, fees, levies, charges, assessments, rates, duties, and excises which are now or may during the Term be levied, imposed rated, or assessed upon or with respect to the Premises or any part thereof or any personal property used therefor, whether levied, imposed, rated, or assessed by the government of Canada, the government of British Columbia, or any political subdivision, political corporation, district, municipality, city, or other political or public entity, and whether or not now customary or in the contemplation of the parties on the Commencement Date. Without restricting the generality of the foregoing, Taxes will include all:

(i)	real property taxes, general and special assessments, and capital taxes;

(ii)	taxes, fees, levies, charges, assessments, rates, duties, and excises for transit, housing, schools, police, fire, or other governmental services, or for purported benefits to the Premises; and

(iii)

local improvement taxes, service payments in lieu of taxes, and taxes, fees, levies, charges, assessments, rates, duties, and excises, however described, that may be levied, rated, or assessed as a substitute for, or as an addition to, in whole or in part, any property taxes or local improvement taxes;

(aa)	“Term” means the term specified in the Section 1.1, including the Renewal Term , if any;

(bb)

“Transfer” means any transfer, assignment, charge, mortgage, sublease, licence, sharing of possession, parting with possession, or any other disposition of this Lease or any estate or interest therein or the Premises or any part thereof, including without limitation a transfer by operation of law; and

(cc)	“Transferee” means any person to whom a Transfer is made or intended to be made.

1.3    Statutory references. Unless otherwise specified, each reference to a statute is deemed to be a reference to that statute, and to the regulations made under that statute, as amended or re-enacted from time to time.

1.4    Number and gender. Unless otherwise specified, words importing the singular include the plural and vice versa and words importing gender include all genders.

1.5    Time of day. Unless otherwise specified, references to time of day or date mean the local time or date in Richmond, British Columbia.

1.6    Use of the word “including”. The word “including” when following any general term or statement will not be construed as limiting the general term or statement to the specific matter immediately following the word “including” or to similar matters, and the general term or statement will be construed as referring to all matters that reasonably could fall within the broadest possible scope of the general term or statement.

1.7    Currency. All reference to amounts of money mean lawful currency of Canada.

1.8    Extent of obligations. Whenever the Landlord or the Tenant is obliged to observe or perform an obligation under this Lease, such obligation will extend throughout the Term and any Renewal Term and, except to the extent otherwise stated in this Lease, throughout any period of overholding.

1.9    Governing law. This Lease and each of the documents contemplated by or delivered under or in connection with this Lease are governed exclusively by, and are to be enforced, construed and interpreted exclusively in accordance with, the laws of British Columbia and the laws of Canada applicable in British Columbia which will be deemed to be the proper law of this Lease.

1.10    Severability. Each provision of this Lease is severable. If any provision of this Lease is or becomes illegal, invalid or unenforceable in any jurisdiction, the illegality, invalidity or unenforceability of that provision will not affect

(a)	the legality, validity or enforceability of the remaining provisions of this Lease, or

(b)	the legality, validity or enforceability of that provision in any other jurisdiction, except that if:

(c)

on the reasonable construction of this Lease as a whole, the applicability of the other provision presumes the validity and enforceability of the particular provision, the other provision will be deemed also to be invalid or unenforceable, and

(d)

as a result of the determination by a court of competent jurisdiction that any part of this Lease is unenforceable or invalid and, as a result of this sections, the basic intentions of the parties in this Lease are entirely frustrated, the parties will use all reasonable efforts to amend, supplement or otherwise vary this Lease to confirm their mutual intention in entering into this Lease.

1.11    Time of essence. Time is of the essence of this Lease.

1.12    Relationship. The relationship of the parties is that of landlord and tenant and neither anything set forth herein, nor any act of either the Landlord or the Tenant, will create, or be deemed or construed to create, any other relationship including principal/agency, partnership or joint venture.

2	DEMISE AND TERM

2.1    Demise. The Landlord, in consideration of the rents, covenants, agreements and conditions herein to be paid, observed and performed by the Tenant, does hereby demise and lease to the Tenant the Premises for the Term and the Tenant hereby accepts that demise and lease.

2.2    Term. The Term will consist of the number of years set out in section 1.1, commencing on the Commencement Date.

3	RENT

3.1    Basic Rent and Additional Rent. The Tenant will pay to the Landlord during the Term the following Rent payable to the Landlord’s specified in section 1.1, the Lease Summary or at such other place as the Landlord may from time to time designate in writing, in the following instalments:

(a)

the Basic Rent (plus applicable Sales Tax) payable in advance in consecutive monthly instalments on the first day of each and every month in each and every year of the Term, commencing on the Commencement Date and continuing until and including the first day of the month in which the Expiry Date falls;

(b)

the Additional Rent payable in advance in consecutive monthly instalments on the first day of each and every month in each and every year of the Term, commencing on the Commencement Date and continuing until and including the first day of the month in which the Expiry Date falls, unless indicated otherwise in this Lease;

(c)

If the Term commences on any day other than the first day of a calendar month or ends on any day other than the last day of the calendar month, all Rent for the fractions of a month at the commencement or expiration of the Term will be pro-rated on a per diem basis based on a period of three hundred sixty five (365) days or three hundred sixty six (366) days, as the case may be; and

(d)	if any of the Tenant’s payments to the Landlord are dishonored on presentation, the Landlord will be entitled to payment of $100.00 to the Landlord for each dishonored payment.

3.2    Reporting on Tenant’s Additional Rent and Sales Tax. The Landlord will have the right to make reasonable estimates of the amount of Additional Rent and Sales Tax for each Rental Year during the Term. As soon as reasonably practical following the end of each Rental Year of the Term, the Landlord will deliver to the Tenant a statement showing the actual amount of the Tenant’s Additional Rent and Sales Tax. The Tenant will have the right to audit the statement and the Landlord will provide the Tenant with all information reasonably requested by the Tenant to perform the audit. If the Tenant disputes the audit statement the tenant must request the audited statement within 30 business days of receiving the audit statement. If an overpayment of the Tenant’s Additional Rent or Sales Tax has been made by the Tenant, the Landlord will credit such amount to the Additional Rent or Sales Tax for the next ensuing period or, if there is no ensuing period, such amount will be forthwith paid to the Tenant. If an amount remains owing to the Landlord in respect of the Additional Rent or Sales Tax, the Tenant will pay such amount forthwith to the Landlord. The covenants contained in this section 3.2 will survive the termination or expiration of this Lease, notwithstanding anything in this Lease to the contrary.

3.3    Interest on amounts in arrears. When Rent, including any interest accrued thereon, payable hereunder by the Tenant to the Landlord is in arrears, the same will bear interest at a rate equal to 4% per annum above the Prime Rate at the time such Basic Rent or Additional Rent became due, compounded monthly, from the date such rent became due to and including the date of payment. The Landlord will have all remedies for the collection of such interest as it has for the recovery of Basic Rent in arrears.

3.4    Net lease. This is a carefree net lease to the Landlord, and it is the mutual intention of the parties hereto that the Basic Rent to be paid hereunder shall be net to the Landlord, clear of all taxes, costs and charges arising from or relating to the Premises.

3.5    Irregular periods. If, for any reason, it becomes necessary to calculate Basic Rent or Additional Rent for irregular periods, an appropriate pro rata adjustment will be made on a daily basis in order to compute such rent for such irregular periods, unless otherwise expressly set out in this Lease.

3.6    Dispute as to costs. If the Tenant disputes the amount of any money to be paid by the Tenant to the Landlord pursuant to this Lease and the parties are not able to mutually agree on the amount owing within 60 days of the Tenant’s notice to the Landlord of such dispute, the certificate of an independent chartered accountant or a certified general accountant appointed by mutual agreement of the Landlord and the Tenant will determine such amount. The cost of obtaining such certificate will be borne equally by the parties unless the tenant requests this on more than 3 occasions over the term of the lease, after which, any costs of obtaining such certificate will be borne by Tenant.

3.7    Landlord’s taxes. Subject to the obligation of the Tenant to pay the Additional Rent, the Landlord will pay all Taxes with respect to the Premises as and when due, subject to lawful deferral.

3.8    Electronic Transfer. The Tenant will make all Rent payments by way of electronic transfer to the Landlord.

3.9    Deposit. The Landlord acknowledges receipt from the Tenant of a security deposit in the sum set out in section 1.1 to be held by the Landlord and returned to the Tenant upon the expiry of the Term, provided that the Tenant vacates the Premises by no later than the expiry date of this Lease and leaves same in good order, condition and repair, in accordance with the Tenant’s obligation to repair and maintain, and free and clear of all encumbrances, and that the Tenant has paid all amounts due to the Landlord pursuant to this Lease. If at any time during the Term or upon expiration of the Term, the Tenant fails to observe or perform any of its material obligations as defined in section 14.2 under this Lease, the Landlord may, in addition to its other rights under this Lease or at law or in equity, apply the deposit, or so much thereof as is necessary, to reimburse the Landlord for actual loss or damage the Landlord has suffered by reason of the Tenant’s breach. If the Landlord so applies the whole or part of the deposit during the Term, the Tenant will remit to the Landlord forthwith a sum equal to the amount so applied by the Landlord.

3.10    Tenant’s Taxes and Other Charges. The Tenant will pay, as and when due, to the government authority or person to which same are owing or are by law to be paid or to the Landlord pursuant hereto, all taxes, license fees, rates, duties, excise, local improvement charges and assessments as well as any costs or penalties in lieu thereof or in addition thereto due to the actions of the Tenant (collectively the “Charges”) imposed, levied, assessed or charged during the Term upon or relating to:

(a)	operations at, occupancy of, or conduct of business in or from the Premises either by or with the permission of the Tenant;

(b)	fixtures or personal property in the Premises which have been installed or placed therein by or for the benefit of the Tenant;

(c)	rent paid or payable by the Tenant to the Landlord for the Premises or for the use and occupancy of all or any part thereof;

(d)

electricity, light, heat, power, water, telephone and utilities of whatever nature or kind (including works and services in connection therewith) used in or supplied to or for the benefit of the Premises; and

(e)	goods and services which the Landlord, at the Tenant’s request, provides or causes to be provided to or for the benefit of the Tenant on the Premises;

whether or not such Charges are payable at law by the Tenant or by the Landlord and whether or not same are allocated separately in respect of the Premises. The Landlord’s rights with respect to the collection of rent will apply equally to the Landlord’s rights to recover from the Tenant all such Charges. Upon request by the Landlord, the Tenant will deliver promptly to the Landlord evidence satisfactory to the Landlord of payment of all such Charges.

4	USE, OCCUPANCY OF THE PREMISES; PROVISION OF LANDLORD’S SERVICES

4.1    Examination of Premises. The Tenant will inspect the Premises prior to commencement of the Term and the taking of possession of the Premises will be conclusive evidence as against the Tenant that, at the time of possession, the Premises were in good and satisfactory condition.

4.2    Possession. The Tenant will take possession of the Premises on the Commencement Date.

4.3    Use of Premises. The Tenant will not use or permit the Premises or any part thereof to be used for any purpose other than that set out in section 1.1, provided that at no time will the Premises be used for any activity prohibited by the bylaws and rules and regulations relating to Strata Plan NW1200 in Schedule E

4.4    Prohibited uses. Without limiting the generality of section 4.4, the Tenant will not conduct or advertise on or from the Premises as any part of its business any activities that are deemed as ineligible activities by the Landlord’s mortgagee, as set out in Schedule D.

4.5    No nuisance, overloading or waste. At no time during the Term will the Tenant carry on or permit or suffer to be carried on in the Premises or elsewhere on the Lands anything which is noxious or offensive or which constitutes a public or private nuisance or which annoys or disturbs or causes nuisance or damage to the occupiers or owners of lands and premises adjoining or in the vicinity of the Premises or the Lands. The Tenant will not permit any overloading of the floor of the Premises. The Tenant will not cause any waste or damage to the Premises.

4.6    Exterior Signage: Subject to government approvals, municipal requirements, compliance with the Landlord’s signage criteria and the Landlord’s prior written approval, acting reasonably, the Tenant may install and maintain signage on the exterior of the Premises. The Tenant is responsible for obtaining and paying for its signage, graphics work and utility costs. For greater certainty, all signage must be approved by the Landlord prior to installation.

4.7    Tenant’s other signs. Except as set out in section 4.6, the Tenant will not erect, paint, display, place, affix or maintain or permit to be erected, painted, displayed, placed, affixed or maintained any sign, awning, decoration, picture, lettering, symbol or notice of any nature or kind whatsoever (herein called the “Signs”) either on the exterior walls or doors of the Premises or within the Premises if any such Signs are visible from the exterior thereof or in the Common Property without first obtaining the Landlord’s written consent, which consent may be subject to the Strata Corporation and which may not be unreasonably withheld by the Landlord. The Tenant, at its cost, will acquire all requisite statutory permits which may be required by law to erect or maintain any such approved Signs. The Tenant will cause any Signs to be maintained in a proper state of repair and will indemnify and save harmless the Landlord from all personal injuries or property damage or loss to any person caused by the existence of any such Signs.

4.8    Condition of Premises. The Tenant will not permit the Premises to become untidy or unsightly and will not permit refuse to accumulate therein.

4.9    Not to affect Landlord’s or Strata Corporation’s insurance. The Tenant will not to the best of it’s knowledge do or omit to do or permit to be done or omitted to be done on the Premises or elsewhere on the Lands anything which would directly or indirectly cause the insurance premiums in respect of the Lands, Building or liability insurance to be increased. If any insurance policy of the Landlord or the Strata Corporation is cancelled or threatened to be cancelled by an insurer, or if the Landlord or the Strata Corporation, acting reasonably, believe that any insurance policy of the Landlord or the Strata Corporation may be cancelled by an insurer by reason of the use and occupation of the Premises by the Tenant or by an assignee, sub-tenant or anyone permitted by the Tenant to be on the Premises, then the Landlord acting reasonably, may deliver a period of notice as may be possible under the circumstance for the Tenant to remedy such situation as a result of which the threatened cancellation has arisen and so long as the holder of the policy evidencing the Landlord or Strata Corportion insurance shall permit the correction of such condition or conditions without cancellation of the Landlord’s Insurance or the Strata Corporation Insurance and the Tenant proceeds expeditiously to correct the said condition or conditions. If the Tenant has not remedied same within such time period then the Landlord, at its option and without prejudice to its other rights and remedies, may terminate this Lease at any time thereafter upon written notice to the Tenant. In the event of such termination the Tenant will immediately deliver up vacant possession of the Premises to the Landlord and the Landlord may re-enter and take possession of same and, at its option and at the expense of the Tenant, may rectify the situation which was the cause of such cancellation or threatened cancellation.

4.10    Odour control. Without limiting the generality of section 4.9 of this Lease, where odour is emitted from the Premises due to the Tenant’s actions, the Tenant will supply, install and maintain during the Term of this Lease, sufficient odour control systems to ensure compliance with section 4.9 and any rules and regulations of the Strata Corporation. The Tenant will ensure that all such systems are designed in accordance with sound engineering practice and comply with all applicable government requirements, codes and regulations. The Tenant will be solely responsible for all costs associated with the design, supply, installation, legal compliance and maintenance of all such systems and equipment.

4.11    Zoning. The Tenant will be solely responsible for ensuring that its use of the Premises complies with all applicable zoning bylaws.

5	ASSIGNMENT, SUB-LETTING AND SALE

5.1    Consent required. The Tenant covenants with the Landlord not to assign, sublet or transfer the Lease of the premises without first obtaining the Landlord’s consent in writing which consent may not be unreasonably withheld. In spite of any assignment, sublet or transfer, the Tenant will remain fully liable to perform all the terms, conditions and covenants of this Lease. The Landlord shall be entitled to assign it interest as Landlord under this lease to an affiliate or subsidiary of the Landlord (as defined in the Canada Business Corporations Act) upon providing notice of such assignment to the Tenant

5.2    No advertising of the Premises. The Tenant will not advertise the whole or any part of the Premises or this Lease for purposes of a Transfer and will not print, publish, post, display or broadcast any notice or advertisement to that effect, and will not permit any broker or other person to do any of the foregoing, unless the complete text and format of any such notice, advertisement, or offer is first approved in writing by the Landlord, such consent not to be unreasonably withheld. Without in any way restricting or limiting the Landlord’s right to refuse any text or format on other grounds, any text or format proposed by the Tenant will not contain any reference to the rental rate for the Premises.

5.3    Landlord’s conveyance. Should the tenant not exercise the Tenant’s Right of First Refusal set out in Schedule C, the Landlord may convey or assign or otherwise divest itself of its interest in the Lands provided that the transferee is responsible for the compliance with the obligations of the Landlord under the lease, the Landlord will be relieved of its obligations under this Lease from and after the effective date of such conveying, assigning or divesting, except for the obligation to account to the Tenant for any monies then due and payable to the Tenant by the Landlord pursuant to this Lease.

6	COMPLIANCE WITH LAWS AND BUILDERS’ LIENS

6.1    Compliance with laws. The Tenant, during the Term and at its own expense, will promptly comply with all statutory requirements of every competent federal, provincial, municipal, regional and other statutory authority and all requirements of fire insurance underwriters in force from time to time during the Term which relate to the Tenant’s use of the Premises or the making by the Tenant of any alterations, replacements, changes, improvements, repairs or additions to the Premises or the conduct by the Tenant of any business conducted in or from the Premises or on the Lands.

6.2    Builders’ liens. The Tenant will not suffer or permit any lien under the Builders Lien Act or like statute to be registered against title to the Tenant’s leasehold interest in the Premises or against title to the Lands by reason of labour, services or materials supplied or claimed to have been supplied to the Tenant or anyone holding any interest through or under the Tenant during the Term. If any such lien is registered, the Tenant will procure registration of its discharge forthwith after the lien has come to the notice of the Tenant. If the Tenant desires to contest in good faith the amount or validity of any lien and has so notified the Landlord and if the Tenant has deposited with the Landlord or has paid into Court to the credit of the lien action, the amount of the lien claim plus an amount for costs, then the Tenant may defer payment of such lien claim for a period of time sufficient to enable the Tenant to contest the claim with due diligence. The Landlord may, but will not be obliged to, discharge any such lien, or may require the Tenant to discharge any such lien, at any time if, in the Landlord’s judgment, the Premises or the Tenant’s interest therein or the Lands become liable to any forfeiture or sale or are otherwise in jeopardy or if such lien restricts any transfer or encumbering of the Lands by the Landlord, and any amount paid in good faith by the Landlord in so doing, together with all reasonable costs and expenses of the Landlord, will be reimbursed to the Landlord by the Tenant forthwith on reasonable request. Nothing herein contained will be deemed to authorize the Tenant, or imply consent or agreement on the part of the Landlord, to subject the Landlord’s estate and interest in the Lands or Premises to any lien.

7	REPAIRS, MAINTENANCE AND ALTERATIONS

7.1    Repair and maintenance by the Tenant. The Tenant, throughout the Term and at its own expense, will repair, maintain and keep the Premises and all improvements, appurtenances and equipment of the Tenant therein and thereon in good repair and condition, as is fitting for a comparable development whether such repairs are ordinary or extra-ordinary, foreseen or unforeseen, excepting from such standard of repair and maintenance damage by fire and other insurable risks, reasonable wear and tear (to the extent only that such reasonable wear and tear is consistent with maintenance in good order and condition of the Premises generally) and repairs for which the Landlord is responsible under this Lease. “Repairs” will include replacements and renewals when necessary. Repairs and maintenance to the electrical, heating, ventilation, air-conditioning, sprinkler and plumbing fixtures and equipment will only be performed as per the Strata bylaws at the cost of the Tenant. The Tenant will be responsible for all upgrading requests or orders for the Premises by any applicable government authority, which relate to the particular business operations of the Tenant in the Premises and which are not of general application to all tenants.

7.2    Inspection and emergencies. The Landlord, by its representatives, may enter upon the Premises at all reasonable times upon reasonable notice and in compliance with the Tenant’s security and confidentiality policies and during any emergency without notice to inspect the state of repair and maintenance and the use of the Premises. Any such entry will be subject to the Tenant’s right to quiet enjoyment contained in this Lease or implied by law.

7.3    Landlord’s approval. The Tenant will not make any repairs, replacements, alterations or improvements to any part of the Premises without first obtaining the Landlord’s written approval (and the Strata Corporation’s approval, if required). The Tenant will submit to the Landlord:

(a)	details of the proposed work including drawings and specifications conforming to good construction practice and approved by the Landlord or consultants designated by the Landlord;

(b)

evidence satisfactory to the Landlord that the Tenant has obtained, at its expense, all necessary consents, permits, licenses and inspections from all governmental and regulatory authorities having jurisdiction. All such Tenant’s work, repairs, replacements, alterations or improvements by the Tenant to the Premises approved of by the Landlord will be performed:

(i)	at the sole cost of the Tenant;

(ii)	in a good and workmanlike manner,

(iii)	in accordance with the drawings and specifications approved by the Landlord or its consultants,

(iv)	subject to the reasonable regulations, controls and inspection of the Landlord during the repairs, replacements, alterations or improvements,

(v)	the Tenant will pay for all expenses incurred for labour performed upon, and materials incorporated into, the Premises as same fall due, and

(c)

certificates of insurance evidencing course of construction insurance on a comprehensive, all risks form on a completed value basis, including drain and sewer backup, earthquake and flood insurance, and comprehensive general liability insurance, to the reasonable satisfaction of the Landlord.

The Tenant acknowledges and agrees that any alterations proposed by the Tenant may also be subject to approval by the Strata Corporation.

7.4    Repair and maintenance by the Landlord. The Tenant acknowledges and agrees that the Landlord cannot repair the Building as the Strata Corporation is the only entity with that right. The Landlord will, at all times throughout the Term, but subject to the balance of section 7 and reasonable wear and tear, maintain and repair, or use its best efforts to cause to be maintained and repaired by the Strata Corporation, as would a prudent owner of a reasonably similar strata commercial complex, having regard to size, age and location, the structure of the Buildings.

7.5    Repair where the Tenant is at fault. Notwithstanding any other terms, covenants and conditions contained in this Lease if the Buildings or any part thereof or the Common Property (including those Common Property within or passing through the Premises), or any equipment, machinery, facilities or improvements contained therein or made thereto, or the Roof, Roof membrane or Roof deck or outside walls of the Buildings or any other structural portions thereof require repair or become damaged or destroyed through the negligence, carelessness or misuse of the Tenant (or those for whom it is in law responsible) or through it in any way stopping up or damaging the heating apparatus, water pipes, drainage pipes or other equipment or facilities or parts of the Buildings, the cost of the resulting repairs, replacements or alterations plus any other reasonable costs will be paid by the Tenant to the Landlord.

7.6    Notice by the Tenant. The Tenant will, forthwith after it becomes aware of same, notify the Landlord of any material damage to, or deficiency or defect in any part of the Buildings, including the Premises, any equipment or utility systems, or any installations located therein, notwithstanding the fact that the Landlord may have no obligations with respect to them.

8	COMMON PROPERTY, ALTERATIONS TO BUILDINGS AND LAND

8.1    Storage. The Tenant will not store anything on or within the Common Property.

8.2    Use of Common Property. Subject to this Lease, and to such other regulations of the Strata Corporation the Tenant will have for itself and its licensees and invitees the non-exclusive right to use the Common Property, in common with others entitled thereto for their proper and intended purposes as reasonably stipulated by the Landlord and the regulations of the Strata Corporation. The Tenant acknowledges that the Common Property are subject to the exclusive control and management of the Strata Corporation. The Tenant covenants that it will cause its employees, licensees, and invitees to observe all regulations made with respect to the Common Property by the Strata Corporation and the strata management company, from time to time.

8.3    Parking. The Premises includes the use of five parking stalls and access to a shared visitor parking. Parking stalls are maintained by The Strata Corporation and the Tenant will abide by the bylaws set out in Schedule E section 37.

8.4    Alterations to the Common Property. It is understood and agreed that notwithstanding anything herein to the contrary, the Strata Corporation may have the right at all times and from time to time throughout the Term to make alterations to the Common Property.

9	SURRENDER OF PREMISES AND REMOVAL OF FIXTURES

9.1    Surrender. Upon the expiration or earlier termination of this Lease and the Term and any period of overholding, the Tenant will surrender to the Landlord possession of the Premises and the fixtures and improvements therein (subject to this section 9), all of which will become the property of the Landlord without any claim by or compensation to the Tenant, all in good order, condition and repair in accordance with the Tenant’s obligation to repair and maintain, and free and clear of all encumbrances and all claims of the Tenant or of any person claiming by or through or under the Tenant and all the rights of the Tenant under this Lease will terminate save as herein expressly set out.

9.2    Document of surrender. Upon expiration of this Lease or if this Lease and the Term are terminated for any reason, the Tenant will deliver to the Landlord forthwith upon reasonable request a document surrendering this Lease.

9.3    Condition of Premises. Without restricting the generality of section 9.1, the Tenant, immediately before the expiration or earlier termination of this Lease, will leave the Premises in a clean condition.

9.4    Removal of trade fixtures and fixtures. The Tenant, at the expiration of the Term, may remove from the Premises all the Tenant’s trade fixtures. If the Tenant damages the Premises during such removal the Tenant will make good such damage at its expense. In no event will the Tenant remove from the Premises any heating, ventilating or air-conditioning systems in or serving the Premises, floor coverings affixed to the floor of the Premises either by cement or perimeter fastenings, light fixtures, storefront, doors, plumbing equipment and fixtures and internal stairways, all of which are deemed to be Leasehold Improvements. The Tenant agrees that any goods, alterations, additions, improvements and fixtures made to or installed upon or in the Premises, whether before or after the Commencement Date, other than unattached moveable trade fixtures, will immediately upon affixation become the property of the Landlord and remain upon and be surrendered to the Landlord with the Premises as part thereof upon the expiration or earlier termination of this Lease, unless the Landlord, by notice in writing, requires the Tenant to remove same. The Landlord will be entitled upon the expiration or earlier termination of this Lease to require the Tenant to, and the Tenant will, remove forthwith its goods, alterations, additions, improvements and fixtures and anything in the nature of improvements made or installed by the Tenant or by the Landlord on behalf of the Tenant to or in the Premises, including signs, and to make good any damage caused to the Premises by such removal at the Tenant’s cost. If the Tenant does not so remove, the Landlord may do so and, at its option, may cause such goods, alterations, additions, improvements and fixtures to be stored, sold or destroyed and the Tenant will be responsible for the reasonable cost of such removal. The Landlord will not be responsible for any damage caused to the Tenant’s property by reason of such removal and will not incur any liability to the Tenant in the event that it elects to have such items sold or destroyed.

10	LIABILITY AND INDEMNIFICATION

10.1    Non-liability. The Landlord will not be liable or responsible in any way for any injury that may be sustained by the Tenant or any invitee or licensee of the Tenant, or of any other person who may be upon the Premises, in the Buildings or in or on the Common Property, or for any loss of or damage or injury to property belonging to or in the possession of the Tenant or any invitee or licensee of the Tenant or any other person, and without limiting the generality of the foregoing, the Landlord will not be liable or responsible in any way for any injury, loss or damage to person or property., except to the extent that same results from the negligence of the Landlord or those for whom it is in law responsible.

10.2    Indemnification. Notwithstanding any other terms, covenants and conditions contained in this Lease, a party (the “lndemnitor”)will indemnify and save harmless the other party (the “Indmenitee”) and those for whom it is in law responsible from and against any and all liabilities, damages, costs, expenses, causes of actions, claims, suits and judgments which the Indemnitee may incur or suffer or be put to by reason of or in connection with or arising from:

(a)	any breach, violation or non-performance by the Indemnitor of any obligation contained in this Lease to be observed or performed by the Indemnitor;

(b)

any damage to the property of the Indemnitor or any person claiming through or under the Indemnitor, or any of them, or damage to any other property howsoever occasioned by the condition, use, occupation, repair or maintenance of the Premises, caused by the Indemnitor, except to the extent that same results from the negligence of the Indemnitee or those for whom it is in law responsible;

(c)

any injury to any person, including death resulting at any time therefrom, occurring in or about the Premises and caused by the Indemnitor, except to the extent that same results from the negligence of the Indemnitee or those for whom it is in law responsible; and

(d)	any wrongful act or neglect of the Indemnitor, and those for whom it is in law responsible, in or about the Premises, the Lands and Building.

Should the Indemnitee without fault on its part, be made a party to any litigation commenced by or against the Indemnitor, then the Indemnitor will protect, indemnify and hold the Indemnitee harmless and will promptly pay all costs, expenses and legal fees (on a solicitor and own client basis) incurred or paid by the Indemnitee in connection with such litigation upon reasonable request. The Indemnitor will also promptly pay upon reasonable request all costs, expenses and legal fees (on a solicitor and own client basis) that may be incurred or paid by the Indemnitee in enforcing the terms, covenants and conditions in this Lease.

10.3    Survival of indemnification. The indemnification referred to in section 10.2 will survive the termination or expiration of this Lease, notwithstanding anything in this Lease to the contrary.

11	INSURANCE

11.1    Tenant’s insurance. The Tenant, at its cost, will obtain and keep in force throughout the Term

(a)

“all risk” property insurance (including drain and sewer backup, earthquake and flood insurance) on a replacement cost basis, covering all the Tenant’s property in the Premises and property for which the Tenant is legally liable or installed by or on behalf of the Tenant in the Premises, including its furniture, equipment, fittings, trade fixtures and stock-in-trade, but excluding Leasehold Improvements which are affixed to the Premises and owned by the Landlord;

(b)

commercial general liability insurance (including broad form tenant’s legal liability and contractual liability to cover the responsibilities assumed under sections 10.2 and 19.9 hereof) against claims for personal injury, bodily injury, death or property damage occurring upon or in or about the Premises and Lands, such coverage to include the activities and operations conducted by the Tenant and those for whom the Tenant is in law responsible. Such policies will be written on a comprehensive basis with inclusive limits of not less than $5,000,000 per occurrence or such higher limit as the Landlord, acting reasonably, requires from time to time;

(c)

business interruption insurance in such amount as will reimburse the Tenant for direct or indirect loss of earnings attributable to all perils insured against and other perils commonly insured against by prudent tenants or attributable to prevention of access to the Premises as a result of such perils, all written on a gross earnings form; and

(d)

any other form of insurance and such higher limits as the Landlord, acting reasonably, or any mortgagee of the Landlord, requires from time to time in form, in amounts and for insurance risks against which a prudent tenant would insure.

11.2    Policies. The Tenant will effect all insurance policies with reputable insurers licensed to do business in British Columbia, and upon terms and in amounts, as to deductibles and otherwise, that a reasonable person in the business of the Tenant would effect. The Tenant will deliver to the Landlord upon reasonable request from time to time, certificates of insurance evidencing all coverage, limits and endorsements and will deliver to the Landlord a certificate of renewal for each policy not less than 10 days prior to its respective expiry date. Within 30 days of the date of delivery of the certificates of insurance, the Tenant will deliver to the Landlord signed copies of any specified endorsement for each policy. The Tenant will pay the premium for each policy. If the Tenant fails to purchase or to keep in force such insurance the Landlord may effect such insurance, at the Tenant’s cost. The indemnities and other obligations of the Tenant under this Lease will not be limited in any way by the insurance requirements set forth in this section 11.

11.3    Landlord as insured. The Tenant will cause all insurance policies to contain an undertaking by the insurer(s) to notify the Landlord at least 30 days prior to cancellation or to making any other change material to the Landlord’s interests. The commercial general liability policy of the Tenant will include the Landlord, and its officers and employees, as additional insureds with cross-liability and severability of interest clauses. Such insurance will be primary coverage with respect to any insurance or self-insurance programs maintained by the Landlord and no insurance held or owned by the Landlord will be called upon to contribute to a loss, except for that which arises by the negligence of the Landlord or those for whom it is in law responsible.

11.4    Subrogation. The parties hereby waive their rights of recovery as against each other and those for whom they are in law responsible. Each party will cause all applicable insurance policies to contain a waiver of subrogation clause in favour of the other party (and in the case of the Landlord, the Landlord’s mortgagee or mortgagees) and those for whom they are in law responsible.

12	DAMAGE OR DESTRUCTION AND EXPROPRIATION

12.1    Abatement of Rent. If there is damage to the Premises, or the Building, which prevents use of or access to the Premises or the supply of services essential to the Premises and if the damage is such that the Premises or a part of the Premises is rendered not reasonably capable of use by the Tenant for the conduct of its business for a period of time exceeding 10 consecutive days:

(a)

unless the damage was caused by the negligence of the Tenant or an assignee, subtenant, concessionaire, licensee or an officer, employee, customer or other invitee of the Tenant, the Basic Rent for the period beginning on the occurrence of the damage until at least a substantial part of the Premises is again reasonably capable of use and occupancy for the purpose aforesaid will abate in the proportion that the area of the part of the Premises rendered not reasonably capable of use by the Tenant for the conduct of its business bears to the Leasable Area of the Premises;

(b)

unless this Lease is terminated under paragraph 12.2, the Landlord or the Tenant or both, as the case may be (according to the nature of the damage and their respective obligations to repair), will repair the damage with all reasonable diligence, but any abatement of Rent to which the Tenant is entitled under this paragraph will not extend beyond the date by which a reasonable person, given all of the Tenant’s circumstances should have completed its repairs with reasonable diligence.

12.2	Termination in Event of Damage.:

(a)

The Landlord, by written notice to the Tenant given within 60 days of the occurrence of damage to the Premises or the Building, may terminate this Lease if the Building or the Premises is damaged by any cause and in the reasonable opinion of the Landlord either cannot be repaired or rebuilt with reasonable diligence within 180 days after the occurrence of the damage or the cost of repairing or rebuilding it would exceed by more than $100,000 the proceeds of the applicable insurance available for that purpose, or

(b)

The Tenant, by written notice to the Landlord given within 60 days of the occurrence of damage to the Premises or the Building, may terminate this Lease if the Building or the Premises are damaged by any cause and in the reasonable opinion of the Tenant the damage is such that the Premises or a substantial part of the Premises are rendered not reasonably capable of use by the Tenant for the conduct of its business and cannot be repaired or rebuilt with reasonable diligence within 60 days after the occurrence of the damage.

If this Lease is terminated under either (a) or (b) above, neither the Landlord nor the Tenant will be bound to repair the Premises or the Building and the Tenant will deliver up possession of the Premises to the Landlord with reasonable speed but in any event within 30 days after the giving of the notice of termination, and all Rent will be apportioned and paid to the date on which possession is delivered up, subject to any abatement to which the Tenant may be entitled under paragraph 12.1.

12.3    Expropriation. Both the Landlord and the Tenant agree to cooperate with each other in respect of any expropriation of all or any part of the Premises or any other part of the Buildings, so that each may receive the maximum award in the case of any expropriation to which they are respectively entitled at law.

13	QUIET ENJOYMENT

13.1    Quiet enjoyment. If the Tenant duly and punctually pays the Rent and complies with its obligations under this Lease, then, except as otherwise specifically set forth in this Lease, the Tenant will be entitled to peaceably possess and enjoy the Premises during the Term without any interruption or disturbance from the Landlord or any person or persons claiming by, through or under the Landlord.

14	PERFORMANCE OF TENANT’S COVENANTS, DEFAULT AND BANKRUPTCY

14.1    Landlord may perform covenants. If the Tenant is in default of any of its material obligations under this Lease and fails to remedy the default within 30 days of having been given written notice of the default, then the Landlord, without limiting any other remedy which it may have, will have the right to remedy any such default and for such purpose may at any time enter upon the Premises. No entry for such purpose will be deemed to be a re-entry by the Landlord, a breach of the covenant of quiet enjoyment, or a cause a forfeiture or termination of this Lease nor a trespass. In order to cure such default, the Landlord may do such things as are necessary to cure the default and such things as may be incidental thereto (including the right to make repairs and to expend monies). The Tenant will reimburse the Landlord for the aggregate of all expenses reasonably incurred by the Landlord in remedying any such default. The Landlord will be under no obligation to remedy any default of the Tenant and will not incur any liability to the Tenant for any action or omission in the course of its remedying or attempting to remedy any such default unless such act amounts to negligence on the part of the Landlord or those for whom it is in law responsible.

14.2	Rights of termination. If and whenever:

(a)

the Premises become vacant or remain unoccupied for thirty days or more without written notice to the Landlord or are not used for the purpose herein permitted or are used for a purpose other than herein permitted or the Tenant fails to move into or take possession of the Premises and open for business as aforesaid;

(b)	the Premises are used for a purpose other than herein permitted or the Tenant fails to move into or take possession of the Premises and open for business as aforesaid;

(c)	any Basic Rent or Additional Rent remains unpaid more than five days after receipt of notice by the Tenant from the Landlord specifying such breach;

(d)

there is a material breach of any of the Tenant’s obligations hereunder (other than as set out in the other clauses of this section) which is not cured within 30 days after delivery of notice by the Landlord to the Tenant specifying such breach, provided that if any default of the Tenant can only be cured by the performance of work or the furnishing of materials and if such work cannot reasonably be completed or such materials reasonably obtained and utilized within said 30 days, then such default will not be deemed to continue if the Tenant proceeds promptly with such work as may be necessary to cure the default and continues diligently to complete such work; or

(e)	the Tenant assigns, sub-lets or parts with possession of the Premises without the Landlord’s consent as required herein;

then in any such case, notwithstanding any prior waiver of breach of covenant the Landlord, at its option, may, without prejudice to any other right or remedy it may then have or be entitled to, immediately or at any time thereafter and without notice or any form of legal process take possession of the Premises and expel the Tenant and those claiming through or under it and remove its or their effects, forcibly if necessary, without being deemed guilty of any manner of trespass, any statute or law to the contrary notwithstanding.

14.3    Bankruptcy. If and whenever:

(a)	a receiver, guardian, trustee in bankruptcy or any other similar officer is appointed to take charge of all or any substantial part of the Tenant’s property by a court of competent jurisdiction;

(b)

a petition is filed for the re-organization of the Tenant under any provision of the Bankruptcy and Insolvency Act or any law of Canada or any province thereof or of the jurisdiction in which the Tenant is incorporated relating to bankruptcy or insolvency, then in force;

(c)	the Tenant becomes insolvent; or

(d)	if any application or petition or certificate or order is made or granted for the winding up or dissolution of the Tenant, voluntarily or otherwise;

then in any such case this Lease, at the option of the Landlord, will thereupon terminate and the Term will immediately become forfeited and void and the current month’s rent and the next ensuing three months’ rent including Additional Rent, will immediately become due and payable and the Landlord, without notice or any form of legal process, may re-enter and take possession of the Premises and expel the Tenant and those claiming under it and remove its or their effects, forcibly if necessary, without being deemed guilty of trespass, any statute or law to the contrary notwithstanding.

14.4    Waiver of benefit of legislation and seizure. If the Tenant vacates the Premises leaving any Rent unpaid, the Landlord, in addition to any remedy otherwise provided at law or in equity may seize and sell all the Tenant’s goods and chattels, within the Premises and apply the proceeds of such sale upon Rent and upon the cost of the seizure and sale . If the Landlord, being entitled so to do, levies distress against the Tenant’s goods and chattels, the Landlord may use such force as the Landlord may deem necessary for the purpose and for gaining admission to the Premises without the Landlord being liable for any loss or damage caused thereby.

14.5    Re-entry and damages. If following a breach of this Lease by the Tenant, the Tenant has not cured the breach following the written notice period required by this Lease, the Landlord may terminate this Lease by giving written notice of termination to the Tenant, or by posting notice of termination on the exterior of the

Premises, and in such event the Tenant will forthwith vacate and surrender the Premises. The Landlord may make alterations and repairs considered by the Landlord necessary to facilitate a sub-letting, including changing the door locks for the Premises, and sub-let the Premises or any part thereof as agent of the Tenant for such term or terms and at such rental or rentals and upon such other terms and conditions as the Landlord in its reasonable discretion considers advisable. Upon each sub-letting all rent and other money received by the Landlord from the sub-letting will be applied, first to the payment of indebtedness other than Basic Rent due hereunder from the Tenant to the Landlord, second to the payment of costs and expenses of the sub-letting including brokerage fees and solicitors’ fees and costs of the alterations and repairs, and third to the payment of Basic Rent due and unpaid hereunder. The residue, if any, will be held by the Landlord and applied in payment of future Rent as it becomes due and payable. If the Rent received from the sub-letting during a month is less than the Rent to be paid during that month by the Tenant, the Landlord may recover the deficiency from the Tenant. The deficiency will be calculated and paid monthly. If the Landlord terminates this Lease for any breach and elects to claim damages for such breach, the Tenant will pay to the Landlord on demand therefor:

(a)	Rent up to the time of re-entry or termination;

(b)	all additional charges and Additional Rent payable by the Tenant pursuant to the provisions hereof up until the date of re-entry or termination whichever is later;

(c)

such expenses as the Landlord may incur or have incurred in connection with re-entering or terminating and reletting, collecting sums due or payable by the Tenant or realizing upon assets seized, including brokerage expense and legal fees and disbursements determined on a solicitor and own client basis, and the expense of keeping the Premises in good order and repairing and maintaining the same and preparing the Premises for re-letting; and

(d)

any difference between the Rent that the Tenant would have paid during the unexpired portion of the Term had it not been terminated, and the amount of rent received by the Landlord under the sub-letting or re-letting, as applicable.

14.6    Remedies of the Landlord are cumulative. The remedies of the Landlord in Section 14 of this Lease are cumulative and are in addition to any remedies of the Landlord at law or in equity. No remedy will be deemed to be exclusive and the Landlord may from time to time have recourse to one or more of all the available remedies specified herein or at law or in equity.

14.7    Legal fees. If the Landlord retains a lawyer or other person reasonably necessary for the purpose of assisting it in enforcing any of its rights under Section 14 of this Lease in the event of default by the Tenant, the Landlord will be entitled to collect from the Tenant the reasonable costs of all such services on a solicitor and own client basis.

15	IMPOSSIBILITY OF PERFORMANCE

15.1    Non-performance. Whenever a party is unable to fulfil any obligation hereunder in respect of the provision of any service, utility, work or repair by reason of being unable to obtain the materials, goods, equipment, service, utility or labour required to enable it to fulfil such obligation or by reason of any law or regulation or by reason of any other cause beyond its reasonable control, the party will be entitled to extend the time for fulfilment of such obligation by a time equal to the duration of the delay or restriction. The other party will not be entitled to any compensation for any inconvenience, nuisance or discomfort thereby occasioned or to cancel this Lease. The party, in the event of such interruption, will proceed to overcome same with all reasonable diligence.

16	REGULATIONS

16.1    Regulations. The parties and their licensees and invitees will be bound by all such reasonable regulations as are made by the Strata Corporation. All such regulations will be deemed to be incorporated into and form part of this Lease.

17	OVERHOLDING

17.1    Overholding. If the Tenant remains in possession of the Premises after the expiration of the Term and without the execution and delivery of a new lease or without the express consent in writing of the Landlord, the Landlord may re-enter and take possession of the Premises and remove the Tenant therefrom and the Landlord may use reasonable force without being liable in respect thereof or for any loss or damage to the Tenant occasioned thereby. While the Tenant remains in possession of the Premises after the Expiry Date, the tenancy, in the absence of written agreement, will be from month to month only at a Basic Rent per month equal to two times the Basic Rent payable in respect of the month immediately preceding expiration of the Term, payable in advance on the first day of each month, and the Tenant will be subject to all terms of this Lease, except that the tenancy will be from month to month only and a tenancy from year to year will not be created by implication of law or otherwise.

18	INSPECTION

18.1    Inspection. The Landlord or its representatives may exhibit the Premises at reasonable times to prospective tenants during the last 6 months of the Term and may also exhibit the Premises at reasonable times upon reasonable notice to the Tenant and in compliance with the Tenant’s security and confidentiality policies throughout the Term for the purposes of the Landlord’s own financing, for insurance and appraisal purposes and for prospective purchasers.

18.2    Landlord’s signs. The Landlord from time to time may place upon the Premises and any of the Common Property a notice of reasonable dimensions and reasonably placed so as not to interfere with the business of the Tenant stating that the Lands are for sale, and, during the last six months of the Term, may similarly place a sign stating that the Premises are to be let.

19	ENVIRONMENTAL

19.1    Definitions. For the purpose of this section:

(a)

“Environmental Law” means all federal, provincial, municipal or local laws, statutes or ordinances in effect from time to time relating to environmental matters, including all rules, regulations, policies, guidelines, criteria or the like promulgated under or pursuant to any such laws;

(b)

“Hazardous Substance” means any contaminant, pollutant, dangerous goods, waste, toxic or noxious substance, hazardous substance, hazardous waste, hazardous product, deleterious substance, reportable substance, radioactive material or explosive as defined in or pursuant to any Environmental Law;

(c)

“Notice” means any citation, directive, order, claim, litigation, investigation proceeding, judgment, letter or other communication, written or oral, actual or threatened, from any person, including any governmental agency; and

(d)	“Permit” means any authorization, permit, license, approval or administrative consent issued pursuant to any Environmental Law.

19.2    Compliance with Environmental Laws. The Tenant will comply at all times with all Environmental Laws and all Permits.

19.3    Notice to Landlord. The Tenant will forthwith notify the Landlord of the occurrence of any of the following and will provide the Landlord with copies of all relevant documentation in connection therewith:

(a)	a release of a Hazardous Substance by the Tenant or those for whom it is in law responsible in or about the Premises, except in strict compliance with Environmental Law and any applicable Permits;

(b)	the receipt by the Tenant of a Notice from any governmental agency of non-compliance pursuant to any Environmental Law, including a Notice of non-compliance respecting a Permit;

(c)	the receipt by the Tenant of a Notice of a claim by a third party relating to environmental concerns; or

(d)

the receipt by the Tenant of information which indicates that Hazardous Substances are being used, dissipated, stored, disposed of or introduced into the environmental by a third party in or about the Premises in a manner other than that authorized under Environmental Law.

19.4     Storage of Hazardous Substances. Notwithstanding the generality of section 19.2, the Tenant will not store, use, treat, dispose or introduce into the environment of Hazardous Substances in or about the Premises, except in compliance with applicable Environmental Law.

19.5    Investigations. If the Landlord receives reasonable information that Hazardous Substances are being dissipated, used, stored, disposed of or introduced into the environment by anyone in or about the Premises in a manner other than that authorized under Environmental Law, the Landlord with give notice to the Tenant to I conduct a reasonable investigation by a qualified third party. This could include searches, testing, drilling and sampling (“lnvestigations”).The cost of obtaining such investigations will be borne by the Tenant.

19.6    Remediation. If remedial work is required due to the Tenant’s storage, use, treatment, disposal or introduction of Hazardous Substances on or in the Premises, except in compliance with applicable Environmental Laws, the Tenant will take all necessary action, at the cost of the Tenant, to restore the Premises to a level acceptable to the Landlord and to all governmental authorities having jurisdiction.

19.7    Permits. Upon the request of the Landlord from time to time, the Tenant will provide to the Landlord documentary evidence satisfactory to the Landlord, acting reasonably, that all Permits are valid and in good standing.

19.8    No representation or warranty. The Landlord represents and warrants to the Tenant that as of the date of the Lease, none of the Premises, the Building or the Lands contain any Hazardous Substances thereon or therein except in compliance with applicable environmental laws..

19.9	Environmental indemnity.

a)

The Tenant will indemnify and save harmless the Landlord, its officers, directors, employees, agents and shareholders from and against any and all losses, claims, costs, expenses, damages and liabilities, including all reasonable costs of defending or denying the same, and all reasonable costs of investigation, monitoring, remedial response, removal, restoration or permit acquisition and including all reasonable solicitor’s fees (on a solicitor and own client basis) and disbursements in connection therewith which at any time may be paid or incurred by or claimed against the Landlord, its officers, directors, employees, agents and shareholders arising, directly or indirectly, out of:

(a)	a breach by the Tenant, or those for whom it is in law responsible, of any of the covenants contained in section 19 of this Lease;

(b)	the non-compliance by the Tenant or those for whom it is responsible in law with any Environmental Law;

(c)	any reasonable action taken by the Landlord with respect to the non-compliance by the Tenant or those for whom it is responsible in law with any Environmental Law; or

(d)

any reasonable action taken by the Landlord in compliance with any Notice of any governmental authority due to the non-compliance by the Tenant or those for whom it is responsible in law with any Environmental Law, and such indemnity will survive the termination or expiration of this Lease notwithstanding anything in this Lease to the contrary.

b)

The Landlord will indemnify and save harmless the Tenant, its officers, directors, employees, agents and shareholders from and against any and all losses, claims, costs, expenses, damages and liabilities, including all reasonable costs of defending or denying the same, and all reasonable costs of investigation, monitoring, remedial response, removal, restoration or permit acquisition and including all reasonable solicitor’s fees (on a solicitor and own client basis) and disbursements in connection therewith which at any time may be paid or incurred by or claimed against the Tenant, its officers, directors, employees, agents and shareholders arising, directly or indirectly prior to the Tenant occupying the premise, out of any Hazardous Substances or Environmental Laws, other than those for which the Tenant must indemnify the Landlord as set out in Section 19.9.1, and such indemnity will survive the termination or expiration of this Lease, notwithstanding anything in this Lease to the contrary.

20	LANDLORD’S WORK AND TENANT’S WORK

20.1    Landlord’s Work. The Landlord will not be doing any work to the Premises and the Tenant will take possession of the Premises on an “As-ls” basis as of December 15, 2017.

20.2    Tenant’s Work. Any work to the Premises will be performed and supplied by the Tenant at its own cost and expense and in accordance to the terms of this Lease.

21	MISCELLANEOUS

21.1    Waiver. No waiver of any default will be binding unless acknowledged in writing by the other party.

21.2    Condoning. Any condoning, excusing or overlooking by a party of any default by the other party will not operate as a waiver of the party’s rights hereunder in respect of any subsequent default.

21.3    Subordination and attornment. This Lease at the request of the Landlord will be subject, subordinated and postponed to all mortgages and other security instruments which may now or hereafter charge or affect the Premises or the Lands and to all renewals, modifications, consolidations, replacements and extensions of same, to the intent that such mortgages and other security instruments and all renewals, modifications, consolidations, replacements and extensions thereof will have priority over this Lease notwithstanding the respective dates of execution or registration thereof. The Tenant will execute promptly any document in confirmation of such subordination, postponement and priority which the Landlord may request. The Tenant will, promptly on request by any mortgagee of the Landlord, attorn as tenant to any such mortgagee or any purchaser of the Lands on any foreclosure or sale proceedings taken under any mortgage of the Lands, and will recognize such mortgagee or purchaser as the landlord under this Lease, for the unexpired residue of the Term of, and upon all of the terms and conditions of, this Lease.

21.4    Estoppel certificate. The Tenant will execute and deliver, within 10 business days of any request by the Landlord from time to time, a certificate in favour of any prospective mortgagee or purchaser of the Landlord, or as otherwise reasonably required by the Landlord, certifying the status of this Lease, any modifications or breaches of this Lease within the knowledge of the Tenant, and the status of the rent account, all with the intent that any such certificate may be relied upon by any party to whom it is directed.

21.5    Representations and entire agreement. Each party acknowledges and agrees that the other party has made no representations, covenants, warranties, guarantees, promises or agreements (verbal or otherwise) other than those contained in this Lease, that no agreement collateral hereto will be binding upon a party unless made in writing and signed by the party and that this Lease constitutes the entire agreement between the Landlord and the Tenant.

21.6    Notices. Any notice, request or demand herein provided or permitted to be given must be in writing and will be sufficiently given if personally served, mailed by prepaid registered post, sent by facsimile transmission, or sent by e-mail at the address, fax number, or e-mail address listed in section 1.1 for the applicable party. Any notice mailed as aforesaid will be presumed, for the purposes of this Lease, to have been given three days following the day on which such notice is mailed and any notice sent by facsimile transmission will be presumed, for the purposes of this Lease, to have been given on the first business day of the recipient following the date on which it was sent. Any party may at any time give written notice to the others in accordance with this section 21.4 of any change of address, e-mail address, or facsimile number and after the giving of such notice the address, e-mail address, or facsimile number therein specified will be deemed to be the address, e-mail address, or facsimile number of such party for the purpose of giving notices hereunder. If the postal service is interrupted or is substantially delayed, any notice, demand, request or other instrument will only be delivered in person or sent by facsimile transmission.

21.7    No registration. Neither the Tenant nor anyone on the Tenant’s behalf or claiming under the Tenant will register this Lease or any assignment or sublease of this Lease or any document evidencing any interest of the Tenant in this Lease or the Premises, against the Lands or any part thereof without the prior written consent of the Landlord. If the Landlord so consents in writing, only a short form of lease consented to by the Landlord (containing no financial particulars) will be registered and the Tenant will pay all costs of preparation and registration of such short form lease, including the costs of any explanatory plan required by the Land Title Office. If any document has been registered, then forthwith upon the expiration, termination or surrender of this Lease, the Tenant, at its cost, will register a discharge of same at the Land Title Office and such obligation will survive the expiration, termination or surrender of this Lease.

21.8    Confidentiality. Each party will keep confidential and will cause its employees, officers and agents to keep confidential, the terms and conditions of this Lease, except to the extent that it is reasonably required to disclose same, on a confidential basis, to its agents, affiliates, investors, directors, shareholders, financial and legal advisors, lenders and prospective purchasers, or as required by law.

21.9    Enurement This Lease and everything herein contained will enure to the benefit of and be binding upon the parties hereto and each of their respective heirs, executors, administrators, successors and permitted assigns.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF the parties hereto have executed this Lease as of the day and year first above written.

0937847 B.C. LTD.

Per:
Authorized Signatory

OMNI CIRCUIT BOARDS LTD.

Per:
Authorized Signatory

Schedule “A” – Strata Plan

THE CORPORATION OF THE TOWNSHIP OF RICHMOND

First Sheet 1 of 6 Sheets

STRATA PLAN NW 1200

PHASE 1

Deposited and registered in the Land Registry Office of New Westminster, B.C.

This 17 day of Oct, 1978

Registrar

Form E + Ref. Ro 60688

KEY—PLAN

SCALE 1:1000

REM. 112
PLAN 52485
134
PLAN 54304
133
PLAN 53358
131
PLAN 51149
BATHGATE WAY
90° 05' 40"
57.403
R/W PLAN 55136
35.37
27.685
85.856
114
PLAN 52485
PHASE 4
138
PLAN 55135
PHASE 3
BUILDING B
PHASE 1
PHASE 2
137
PLAN 55135
JACOMBS ROAD
350° 55' 30"
27.685
57.403
90° 01' 25"
"D"
REF. PLAN 7315

The address for service of documents on the Strata Corporation is

"The Owners"
Strata Plan NW 1200
c/o ~~300 - Cull Buswell Rd~~
~~Richmond, B.C.~~
~~V6Y 2C5~~

President

Director

NAME OF DEVELOPMENT:

RICHMOND INDUSTRIAL PARK

CIVIC ADDRESS:

12840 BATHGATE WAY
RICHMOND, B.C.

LEGEND:

ALL DIMENSIONS ARE IN METRES

m² - SQUARE METRES
S.LOT - STRATA LOT
R - METERROOM (COMMON PROPERTY)

I, Kjeld Kjar, of Richmond, B.C., British Columbia Land Surveyor, hereby certify that the building erected on the parcel described above is wholly within the external boundaries of that parcel.

Dated at Richmond, B.C. this 10th day of August, 1978

Kjeld Kjar B.C.L.S.

Matson, Peck & Topliss
Surveyors & Engineers
Richmond B.C. 278-9674

Job Nº R-5908-SI

Page 1 of 15

STRATA PLAN OF LOT 138 OF SECTIN 30 BLOCK 5 NORTH RANGE 5 WEST PLAN 55135 N.W.D.
THE CORPORATION OF THE TOWNSHIP OF RICHMOND
First Sheet 1 of 6 Sheets
STRATA PLAN 1300 PHASE, Deposited and registered of New Westminster. BC
This 17 day of Oct, 1978
KEY-PLAN SCALE 1,1000
BATHGATE WAY
JACOMBS ROAD
“FOR MAILING ADDRESS OF THE STRATA CORPORATION SEARCH THE STRATA PLAN GENERAL INDEX”
NAME OF DEVELOPMENT
CIVIC ADDRESS
LEGEND
Status: Filed Plan #: NWS1200 App #: N/A Ctrl # (Altered) RCVD: 1998-02-12 RQST: 2017-11-23 09.57.09

RCVD: 1998-02-12 RQST: 2017-11-23 09.57.09

Page 2 of 15

STRATA TITLES ACT

LOT NO.	SHEET NO.	FORM 1 SCHEDULE OF UNIT ENTITLEMENT	FORM 2 SCHEDULE OF INTEREST UPON DESTRUCTION	FORM 3 SCHEDULE OF VOTING RIGHTS
		UNIT ENTITLEMENT	INTEREST UPON DESTRUCTION	NUMBER OF VOTES
1	3	147	713	147
2	3	147	713	147
3	3	147	713	147
4	3	147	713	147
5	3	147	713	147
6	3	147	713	147
7	3	147	713	147
8	3	147	713	147
9	3	127	679	127
10	3	138	679	138
11	3	147	713	147
12	3	147	713	147
13	3	147	713	147
14	3	147	713	147
15	3	147	713	147
16	3	147	713	147
17	3	147	713	147
18	3	147	713	147
AGGREGATE		2617	12766	2617

Accepted as to forms 1, 2 and 3
this 11th day of October, 1978

for Graeme Paterson
SUPERINTENDENT OF INSURANCE

CERTIFICATE OF APPROVAL
SECTION 4 (2)

W. J. Kennedy
Asst. Director of Planning
Approving Officer for
The Corporation of the Township of Richmond.

SIGNATURES

WITNESSES:	OWNERS:
	BATH - GATE HO. LTD.
Ethel M. Maitland	[signature]
Ethel M. Maitland	[signature]
	RICHMOND SAVINGS CREDIT UNION.
	[signature]
	[signature]

Matson, Peck & Topliss
Surveyors & Engineers
Richmond, B.C. 278-9674
Job No. R-5908-51

Date 10 · 8 · 78 [signature] B.C.L.

Plan #: NWS1200 App #: N/A Ctrl #: (Altered)

Status: Filed

STRATA TITLES ACT
FORM 1 FORM 2 FORM 3
LOT NO SHEET NO SCHEDULE OF UNIT ENTITLEMENT SCHEDULE OF INTEREST UPON DESTRUCTION SCHEDULE OF VOTING RIGHTS
123456789
10 11 12 13 14 15 16 17 18
UNIT OF ENTITLEMENT 147
INTEREST UPON DESTRUCTION 713 679
NUMBER OF VOTES 147 127 138
AGGREGATE 2617 12766 2617
CERTIFICATE OF APPROVAL SECTION 4(2)
Approved as phase 1 of a 4 phase strata plan under the strata Titles Act
Dated at Richmond, B.c.
this 25th day of August, 1978
SIGNATURES
WITNESSES OWNERS
Status: Filed Plan #: NWS1200 App #: N/A Ctrl # (Altered) RCVD: 1998-02-12 RQST: 2017-11-23 09.57.09

RCVD: 1998-02-12 RQST: 2017-11-23 09.57.09
Plan #: NWS1200 App #: N/A Ctrl #: (Altered)
Status: Filed

Page 3 of 15

BUILDING B

SCALE 1:250

17.60
12.63
E
4.97
S. LOT 10
138.2 m²
S. LOT 9
127.2 m²
S. LOT 11
146.6 m²
S. LOT 8
146.6 m²
S. LOT 12
146.6 m²
S. LOT 7
146.6 m²
S. LOT 13
146.6 m²
S. LOT 6
146.6 m²
S. LOT 14
146.6 m²
S. LOT 5
146.6 m²
S. LOT 15
146.6 m²
S. LOT 4
146.6 m²
S. LOT 16
146.6 m²
S. LOT 3
146.6 m²
S. LOT 17
146.6 m²
S. LOT 2
146.6 m²
S. LOT 18
145.2 m²
S. LOT 1
145.2 m²
8.33
8.25
7.85
17.60
N

NOTE: INTERIOR STRATA LOT BOUNDARIES DEFINED BY STEEL ROOF TRUSS AND STEEL SUPPORT COLUMN SET ON CONCRETE PAD (POSITION OF PAD SHOWN THUS □)
EXCEPT THE BOUNDARY BETWEEN STRATA LOTS 4 AND 5 AND 14 AND 15, WHICH IS THE CENTRELINE OF A CONCRETE FIREWALL.

Molson, Peck & Topliss
Surveyors & Engineers
Richmond, B.C. 278 - 9674

Job Nº E-5908-51

Date 10·8·78 [signature] B.C.L.S

BUILDING B SCALE 1: 250
Sheet 3 of 6 sheets
strata plan 1200 phase 1
Status: Filed Plan #: NWS1200 App #: N/A Ctrl # (Altered) RCVD: 1998-02-12 RQST: 2017-11-23 09.57.09

RCVD: 1998-02-12 RQST: 2017-11-23 09.57.09
Plan #: NWS1200 App #: N/A Ctrl #: (Altered)
Status: Filed
Page 4 of 15

BUILDING B
SCALE 1:250

S. LOT 1
S. LOT 2
S. LOT 3
S. LOT 4
S. LOT 5
S. LOT 6
S. LOT 7
S. LOT 8
S. LOT 9
E
FRONT ELEVATION - EAST SIDE
S. LOT 10
S. LOT 11
S. LOT 12
S. LOT 13
S. LOT 14
S. LOT 15
S. LOT 16
S. LOT 17
S. LOT 18
FRONT ELEVATION - WEST SIDE
E
S. LOT 9
S. LOT 10
END ELEVATION - NORTH SIDE

Molson, Peck & Topliss
Surveyors & Engineers
Richmond, B.C. 278-9674
Job Nº E-5908-51

Date 10.8.78 B.C.L.S.

BUILDING B SCALE 1: 250
Sheet 4 of 6 sheets
strata plan 1200 phase 1
FRONT ELEVATION - EAST SIDE
FRONT ELEVATION - WEST SIDE
END ELEVATION - NORTH SIDE
Status: Filed Plan #: NWS1200 App #: N/A Ctrl # (Altered) RCVD: 1998-02-12 RQST: 2017-11-23 09.57.09

RCVD: 1998-02-12 RQST: 2017-11-23 09.57.09

Plan #: NWS1200 App #: N/A Ctrl #: (Altered)

Status: Filed

Page 5 of 15

Sheet 5 of 6 Sheets
STRATA PLAN NW 1266
PHASE 1

RECORD OF BY-LAWS AND ORDERS, ETC.

FILING		DOCUMENTS	
NUMBER	DATE	DATE	NATURES & PARTICULARS
[illegible]	[illegible]		[illegible]
BG45318	09.02.93 @ 12:10		Notification of Change of By-Laws / SP.
BP 17316	[illegible]		Notification of Change of By-laws [illegible]

Bylaw Sheet Closed
Search A&I Doc or LTO Online for Current Information. BC Reg. 75/95

Matson, Peck & Topliss
Surveyors & Engineers
Richmond, B.C. 278-9674

Job Nº E-5908-51

Date 10·8·78 K.K. B.C.L.S.

BUILDING B SCALE 1: 250
Sheet 5 of 6 sheets
strata plan 1200 phase 1
RECORD OF BY-LAWS AND ORDERS, ETC.
FILING DOCUMENTS
Status: Filed Plan #: NWS1200 App #: N/A Ctrl # (Altered) RCVD: 1998-02-12 RQST: 2017-11-23 09.57.09

RCVD: 1998-02-12 RQST: 2017-11-23 09.57.09

Page 6 of 15

Common Property Sheet Closed 9/11/95

Search ALTOS2 or BC OnLine for Current Information. BC-Reg. 76/95

LINDA J. O'SHEA, Registrar
Vancouver/New Westminster Land Title District

Sheet 6 of 6 Sheets

STRATA PLAN NW 1200

PHASE 1

DEALINGS AFFECTING THE COMMON PROPERTY.

REGISTRATION		DOCUMENTS	
NUMBER	DATE	DATE	NATURES & PARTICULARS
RD74794	17.7.80 12.5		SRW The Corporation of the Township of Richmond with ancillary rights with priority over RD59126, RD68210
~7.2.95~ el RD37125	08.10.76 11:18		S.R.P. Township of Richmond Ancillary Right, E.A.

Molson, Peck & Toplias
Surveyors & Engineers
Richmond, B.C. 278-9674

Job № E-5908-51

Date 10.8.78 [signature] B.C.L.S.

Plan #: NWS1200 App #: N/A Ctrl #: (Altered)

Status: Filed

Sheet 5 of 6 sheets
strata plan 1200 phase 1
DEALINGS AFFECTING THE COMMON PROPERTY.
REGISTRATION DOCUMENTS
NUMBER DATE NATURES & PARTICULARS
Status: Filed Plan #: NWS1200 App #: N/A Ctrl # (Altered) RCVD: 1998-02-12 RQST: 2017-11-23 09.57.09

THE CORPORATION OF THE TOWNSHIP OF RICHMOND.

SCALE 1:1000

First Sheet 1 of 4 Sheets

STRATA PLAN NW 1200

PHASE 2

Deposited and registered in the Land Title Office at New Westminster, B.C. this 3 day of Feb, 1981

Assistant Deputy Registrar

Ref Ad 138695E

REM. 112
PLAN 52485
134
PLAN 54304
133
PLAN 53358
131
PLAN 51149
BATHGATE WAY
PLAN 55136
114
138
PLAN 55135
BUILDING B PHASE 1
BUILDING A PHASE 2
143
PLAN 58085
144
JACOMBS ROAD
STRATA PLAN NW 1200
PLAN 52485
REM. "D"
REF. PLAN 7316

The address for service of documents on the Strata Corporation is:

"The Owners"
Strata Plan NW 1200
c/o ~~300 - 8411 Buswell Rd. Richmond, B.C. V6Y 2G5~~

NAME OF DEVELOPMENT:

RICHMOND INDUSTRIAL PARK — BUILDING "A" —

CIVIC ADDRESS:

12880 BATHGATE WAY
RICHMOND, B.C.

LEGEND:

ALL DIMENSIONS ARE METRIC

m^2 - SQUARE METRES
S.LOT - STRATA LOT
E - METERROOM (COMMON PROPERTY)

I, Hans J. Troelsen, of Richmond, B.C., British Columbia Land Surveyor, hereby certify that the building erected on the parcel described above is wholly within the external boundaries of that parcel.

Dated at Richmond, B.C. this 24th day of ~~October~~, 1980

B.C.L.S.

Molson, Peck & Topliss
Surveyors & Engineers
Richmond, B.C. 270-9331

Job No. E-5908-52

C.S. 108

Status: Filed

Plan #: NWS1200 App #: N/A Ctrl #: (Altered)

RCVD: 1998-02-12 RQST: 2017-11-23 09.57.09

Page 7 of 15

STRATA PLAN OF LOT BB OF SECTION 30 BLOCK 5 NORTH RANGE 5 WEST PLAN 55135 N.W.D
THE CORPORATION OF THE TOWNSHIP OF RICHMOND.
BATHGATE WAY
NAME OF DEVELOPMENT
CIVIC ADDRESS
LEGEND
Status: Filed Plan #: NWS1200 App #: N/A Ctrl # (Altered) RCVD: 1998-02-12 RQST: 2017-11-23 09.57.09

RCVD: 1998-02-12 RQST: 2017-11-23 09.57.09

Plan #: NWS1200 App #: N/A Ctrl #: (Altered)

Status: Filed

Page 8 of 15

CONDOMINIUM ACT.

LOT NO.	SHEET NO.	FORM 1 SCHEDULE OF UNIT ENTITLEMENT	FORM 2 SCHEDULE OF INTEREST UPON DESTRUCTION	FORM 3 SCHEDULE OF VOTING RIGHTS
		UNIT ENTITLEMENT	INTEREST UPON DESTRUCTION	NUMBER OF VOTES
19	3	121	632	121
20	3	136	664	136
21	3	136	664	136
22	3	136	664	136
23	3	136	664	136
24	3	136	664	136
25	3	136	664	136
26	3	136	664	136
27	3	136	664	136
AGGREGATE		1209	5944	1209

Accepted as to forms 1, 2 and 3
this 2nd day of February, 1981

for [signature] SUPERINTENDENT OF INSURANCE

CERTIFICATE OF APPROVAL

SECTION 8 (2)

Approved as phase 2 of a 4 phase strata plan under the Condominium Act.

Dated at Richmond, B.C.
this 22nd day of January, 1981

D.J. Kennedy
asst. Director of Planning

Approving Officer for
The Corporation of the Township
of Richmond

SIGNATURES

WITNESSES: [signature]

OWNERS:

BATH-GATE IND. LTD.: [signature]

RICHMOND SAVINGS CREDIT UNION

[signature] Authorized Signatory

[signature] Authorized Signatory

Molson, Peck & Topliss
Surveyors & Engineers
Richmond, B.C. 270-9331

Job No. E-5908-52

Date 24/10/80 [signature] B.C.L.S.

C S 106

CONDOMINUM ACT
Second Sheet 2 of 4 Sheets
STRATA PLAN NW 1200
PHASE 2
CERTIFICATE OF APPROVAL SECTION 8 (2)
SIGNATURES WITNESS
Status: Filed Plan #: NWS1200 App #: N/A Ctrl # (Altered) RCVD: 1998-02-12 RQST: 2017-11-23 09.57.09

RCVD: 1998-02-12 RQST: 2017-11-23 09.57.09
Plan #: NWS1200 App #: N/A Ctrl #: (Altered)
Status: Filed

Page 9 of 15

Sheet 3 of 4 Sheets

STRATA PLAN NW 1200

PHASE 2

BUILDING A

SCALE 1:250

S. LOT 19
121.4 m²
S. LOT 20
136.0 m²
S. LOT 21
136.0 m²
S. LOT 22
136.0 m²
S. LOT 23
136.0 m²
S. LOT 24
136.0 m²
S. LOT 25
136.0 m²
S. LOT 26
136.0 m²
S. LOT 27
134.7 m²
16.33
8.33
N

Malson, Peck & Topliss
Surveyors & Engineers
Richmond, B.C. 270-9331

Job No. E-5908-52

Date 24/10/80 B.C.L.S.

BUILDING A SCALE 1:250
Sheet 3 of 4 Sheets STRATA PLAN NW 1200 PHASE 2
Status: Filed Plan #: NWS1200 App #: N/A Ctrl # (Altered) RCVD: 1998-02-12 RQST: 2017-11-23 09.57.09

RCVD: 1998-02-12 RQST: 2017-11-23 09.57.09
Plan #: NWS1200 App #: N/A Ctrl #: (Altered)
Status: Filed
Page 10 of 15

BUILDING A
SCALE 1: 250

S. LOT 27
S. LOT 26
S. LOT 25
S. LOT 24
S. LOT 23
S. LOT 22
S. LOT 21
S. LOT 20
S. LOT 19
E

FRONT ELEVATION ~ WEST SIDE

S. LOT 19

END ELEVATION ~ NORTH SIDE

Molson, Peck & Topliss
Surveyors & Engineers
Richmond, B.C. 270-9331
Job Nº E-5908-57

Date 24/10/80 [signature] B.C.L.S.

BUILDING A SCALE 1:250
Sheet 4 of 4 Sheets STRATA PLAN NW 1200 PHASE 2
Status: Filed Plan #: NWS1200 App #: N/A Ctrl # (Altered) RCVD: 1998-02-12 RQST: 2017-11-23 09.57.09

Status: Filed

First Sheet 1 of 5 Sheets

THE CORPORATION OF THE TOWNSHIP OF RICHMOND.

SCALE 1: 1000

STRATA PLAN NW 1200

PHASES 3 AND 4

Deposited and registered in the Land Title Office at New Westminster, B.C. this 16 day of DECEMBER, 1981

[signature]

Asst. Deputy Registrar

Ref. No. RD 163600E – RD153619E
Form "E" Filed RD 80688

N
REM. 112
PLAN 52485
134
PLAN 54304
133
PLAN 53358
131
PLAN 51149
BATHGATE WAY
90° 05' 40"
PLAN 55136
138
PLAN 55135
114
PLAN
BUILDING D
PHASE 4
BUILDING C
PHASE 3
BUILDING B
PHASE 1
BUILDING A
PHASE 2
STRATA PLAN NW 1200
143
PLAN 58085
144
JACOBS ROAD
90° 01' 25"
57.403
27.685
REM. "D"
REF. PLAN 7315

The address for service of documents on the Strata Corporation is :

"The Owners"
Strata Plan NW 1200
c/o. ~~300 – 6111 Buswell Rd.~~ ~~Richmond, B.C.~~ ~~V6Y 2G5~~ "FOR MAILING ADDRESS OF THE STRATA CORPORATION SEARCH THE STRATA PLAN GENERAL INDEX"

LEGEND :

ALL DIMENSIONS ARE METRIC.

m² - SQUARE METRES
S.L. - STRATA LOT
E - METERROOM AND SPRINKLERROOM (COMMON PROPERTY)

NAME OF DEVELOPMENT :

RICHMOND INDUSTRIAL PARK

CIVIC ADDRESS :

BUILDING C : 12800 BATHGATE WAY
BUILDING D : 12760 BATHGATE WAY
RICHMOND, B.C.

I, Hans J. Troelsen, of Richmond, B.C., British Columbia Land Surveyor, hereby certify that the buildings erected on the parcel described above are wholly within the external boundaries of that parcel.

Dated at Richmond, B.C. this 16th day of October, 1981

[signature]
B.C.L.S.

Molson, Peck & Topliss
Surveyors & Engineers
Richmond, B.C. 270-9331

Job No. E-5908-53

Plan #: NWS1200 App #: N/A Ctrl #: (Altered)
RCVD: 1998-02-12 RQST: 2017-11-23 09.57.09
Page 11 of 15

STRATA PLAN LOT 138 OF SECTION 30 BLOCK 5 NORTH RANGE 5 WEST PLAN 55135 N.W.D
THE CORPORATION OF THE TOWNSHIP OF RICHMOND
BATHGATE WAY
LEGEND
NAME OF DEVELOPMENT
CIVIC ADDRESS
Status: Filed Plan #: NWS1200 App #: N/A Ctrl # (Altered) RCVD: 1998-02-12 RQST: 2017-11-23 09.57.09

RCVD: 1998-02-12 RQST: 2017-11-23 09.57.09

Page 12 of 15

CONDOMINIUM ACT.

LOT NO.	SHEET NO.	FORM 1 SCHEDULE OF UNIT ENTITLEMENT	FORM 2 SCHEDULE OF INTEREST UPON DESTRUCTION	FORM 3 SCHEDULE OF VOTING RIGHTS
		UNIT ENTITLEMENT	INTEREST UPON DESTRUCTION	NUMBER OF VOTES
28	3	172	845	172
29	3	192	934	192
30	3	194	944	194
31	3	192	934	192
32	3	194	944	194
33	3	192	934	192
34	3	161	848	161
35	3	173	848	173
36	3	192	934	192
37	3	194	944	194
38	3	192	934	192
39	3	194	944	194
40	3	192	934	192
41	3	172	845	172
42	4	179	881	179
43	4	183	897	183
44	4	180	878	180
45	4	182	891	182
46	4	181	887	181
47	4	170	887	170
AGGREGATE		3 681	18 087	3 681

Accepted as to forms 1, 2 and 3
this 11th day of December, 19 81

T. J. Hammill
for SUPERINTENDENT OF INSURANCE

CERTIFICATE OF APPROVAL
SECTION 8 (2)

Approved as phases 3 and 4 of a 4 phase strata plan under the Condominium Act.

Dated at Richmond, B.C.
this 21st day of October, 1981

B.J. Kennedy
Ass't Director of Planning

Approving Officer for
The Corporation of the Township of Richmond

SIGNATURES

WITNESSES:

George Fuit
George Fuit

OWNERS:

BATH - GATE IND. LTD.

Irvin J. Udy - Pres
[signature] Sec

RICHMOND SAVINGS CREDIT UNION

Glen M. Drake
AUTHORIZED SIGNATORY

[signature]
AUTHORIZED SIGNATORY

Molson, Peck & Topliss
Surveyors & Engineers
Richmond, B.C. 270-9331

Job No. E-5908-53

Date Oct/16/81 [signature] B.C.L.S.

Plan #: NWS1200 App #: N/A Ctrl #: (Altered)

Status: Filed

Sheet 2 of 4 5heets STRATA PLAN NW 1200 PHASES 3 AND 4
CONDONIUM ACT.
FORM 1 FORM 2 FORM 3
LOT NO. SHEET NO. SCHEDULE OF UNIT ENTITLEMENT UNIT ENTITLEMENT SCHEDULE OF INTERERST UPON DESTRUCTION INTEREST UPON DESTRUCTION
SCHEDULE OF VOTING RIGHTS
NUMBER OF VOTES
AGGREGATE 3681 18087 3681
SIGNATURES WITNESS OWNERS:
CERTIFICATE OF APPROVAL
Status: Filed Plan #: NWS1200 App #: N/A Ctrl # (Altered) RCVD: 1998-02-12 RQST: 2017-11-23 09.57.09

RCVD: 1998-02-12 RQST: 2017-11-23 09.57.09
Plan #: NWS1200 App #: N/A Ctrl #: (Altered)
Status: Filed

Page 13 of 15

BUILDING C

SCALE 1:250

S.L. 35
173.2 m²
S.L. 34
160.6 m²
E
S.L. 36
192.0 m²
S.L. 33
192.0 m²
S.L. 37
194.0 m²
S.L. 32
194.0 m²
S.L. 38
192.0 m²
S.L. 31
192.0 m²
S.L. 39
194.0 m²
S.L. 30
194.0 m²
S.L. 40
192.0 m²
S.L. 29
192.0 m²
S.L. 41
172.5 m²
S.L. 28
172.5 m²
N

Molson, Peck & Topliss
Surveyors & Engineers
Richmond, B.C. 270-9331
Job Nº E-5908-53

Date Oct/16/81 B.C.L.S.

C.S. 106

BUILDING C SCALE 1:250
Sheet 3 of 5 Sheets STRATA PLAN NW 1200 PHASE 2
Status: Filed Plan #: NWS1200 App #: N/A Ctrl # (Altered) RCVD: 1998-02-12 RQST: 2017-11-23 09.57.09

RCVD: 1998-02-12 RQST: 2017-11-23 09.57.09

Plan #: NWS1200 App #: N/A Ctrl #: (Altered)

Status: Filed

Page 14 of 15

Sheet 4 of 5 Sheets

STRATA PLAN NW 1200

PHASES 3 AND 4

BUILDING D

SCALE 1:250

13.44
E
S.L. 47
169.7 m²
11.09
6.47
1.96
16.81
S.L. 46
180.9 m²
11.09
11.09
16.31
S.L. 45
182.3 m²
11.18
11.18
16.31
S.L. 44
179.7 m²
11.02
11.02
S.L. 43
183.5 m²
11.25
11.25
16.31
S.L. 42
178.9 m²
10.97
10.97
16.31
N

Molson, Peck & Topliss
Surveyors & Engineers
Richmond, B.C. 270-9331

Job Nº E-5908-53

Date Oct/16/81 [signature] B.C.L.S.

BUILDING D SCALE 1:250
Sheet 3 of 4 Sheets STRATA PLAN NW 1200 PHASE 2
Status: Filed Plan #: NWS1200 App #: N/A Ctrl # (Altered) RCVD: 1998-02-12 RQST: 2017-11-23 09.57.09

RCVD: 1998-02-12 RQST: 2017-11-23 09.57.09
Plan #: NWS1200 App #: N/A Ctrl #: (Altered)
Status: Filed
Page 15 of 15

SCALE 1: 250

S.L. 28
S.L. 29
S.L. 30
S.L. 31
S.L. 32
S.L. 33
S.L. 34
E
FRONT ELEVATION BUILDING C ~ EAST SIDE
S.L. 35
S.L. 36
S.L. 37
S.L. 38
S.L. 39
S.L. 40
S.L. 41
FRONT ELEVATION BUILDING C ~ WEST SIDE
E
S.L. 34
S.L. 35
END ELEVATION BUILDING C ~ NORTH SIDE ~ END ELEVATION BUILDING D
S.L. 47
E
S.L. 42
S.L. 43
S.L. 44
S.L. 45
S.L. 46
S.L. 47
E
FRONT ELEVATION BUILDING D ~ EAST SIDE

Matson, Peck & Topliss
Surveyors & Engineers
Richmond, B.C. 270-9331
Job No E-5908-53

Date Oct. 16/81 B.C.L.S.

CS 106

SCALE 1:250
Sheet 5 of 5 Sheets STRATA PLAN NW 1200 PHASE 3 AND 4
FRONT ELEVATION
BUILDING
C D
EAST WEST NORTH SIDE
END ELEVATION BUILDING D
Status: Filed Plan #: NWS1200 App #: N/A Ctrl # (Altered) RCVD: 1998-02-12 RQST: 2017-11-23 09.57.09

Schedule “B” – Option to Renew

Option to Renew. If the Tenant duly and punctually observes and performs the covenants, agreements and provisos in the Lease on the part of the Tenant to be observed and performed, the Tenant may, at the expiration of the Term upon the Tenant’s written request delivered to the Landlord not later than 6 months and not earlier than 12 months prior to the expiration of the Term, extend the Term for an additional one time period of five years (the “Renewal Term”) upon all the terms, covenants, agreements and provisos contained in the Lease except:

(a)

the Basic Rent, which will be the then fair market rental which could reasonably be obtained by the Landlord for the Premises (based on the then current state of the Premises, and including the value of any fixtures or improvements in the Premises and excluding the Tenant’s trade fixtures) from a willing tenant dealing at arm’s length with the Landlord, having regard to all relevant circumstances, including the size, location and condition of the Premises, with no rent abatement or tenant inducements, provided that the annual Basic Rent payable during the Renewal Term will not be less than the annual Basic Rent (excluding any rent abatement or tenant inducements) payable during the last year of the Term. If the Landlord and the Tenant have not mutually agreed on the amount of such Basic Rent by three months prior to the commencement of the Renewal Term, then such Basic Rent will be decided by binding arbitration pursuant to the Arbitration Act (British Columbia), with the costs of such arbitration split equally between the Landlord and the Tenant; and

(b)	this right of renewal.

Until the Basic Rent has been determined as provided herein, the Tenant will continue to pay Basic Rent at the rate prior to the Tenant’s exercise of this right of renewal, and upon determination of the Basic Rent payable during the Renewal Term, the Landlord and the Tenant will make the appropriate readjustments.

Schedule “C” – Tenant’s Right of First Refusal

Right of First Refusal. The Landlord hereby grants to the Tenant a right of first refusal (the “Right of First Refusal”), irrevocable within the Term of this Lease (including any Renewal Term) to purchase the Premises on the terms and conditions specified in this Schedule C. The Landlord hereby covenants and agrees that it will not, prior to the expiration or earlier termination of the Term (including any Renewal Term), sell, agree to sell, transfer, or in any manner dispose of or agree to dispose of the Premises or any part of them except pursuant to a bona fide arm’s length offer (the “Third-party Offer”) that is for cash consideration only and in accordance with the following procedure:

(a)

if the Landlord receives a Third-party Offer that it is prepared to accept, the Landlord will send a notice of its intention to accept such Third-party Offer together with a duplicate copy of such Third-party Offer to the Tenant;

(b)

the notice and other documents sent to the Tenant pursuant to subclause (a) above will constitute an offer (the “Offer”) to the Tenant to sell to the Tenant the Premises on exactly the same terms and conditions as provided in the Third-party Offer;

(c)	the Offer will be open for acceptance by the Tenant for a period of 7 days from the date the Offer is received by the Tenant;

(d)

if the Tenant accepts the Offer by written notice to the Landlord within the time limit specified in subclause (c) above then there will be a binding agreement of purchase and sale for the Premises between the Tenant and the Landlord on the terms and conditions of the Offer;

(e)

if the Tenant does not accept the Offer by written notice to the Landlord within the time limit specified in subclause (c) above then the Landlord may accept the Third-party Offer and may complete the sale and purchase contemplated therein;

(f)

if the sale and purchase pursuant to the agreement constituted by the acceptance of the Third- party Offer does not complete on the intended closing date, or within three months after that if agreed to by the Landlord and the Third Party, then the Right of First Refusal will again continue to be binding between the Landlord and the Tenant on the terms and conditions of this Schedule C; and

(g)

for greater clarity, the Third Party Offer, and the respective Right of First Refusal, may be for a portion of the Premises (for example, the offer may be for Unit 3 only or Unit 4 only) or for the Premises as a whole, as negotiated by the Landlord at its sole discretion. In any event, if the Tenant receives notice, as contemplated in the Right of First Refusal, of the sale, transfer or disposition of the Premises in its entirety (including both Unit 3 and Unit 4) the Tenant will not have the right to exercise the Right of First Refusal with respect to only a portion of the Premises and will have to exercise the Right of First Refusal with respect to the Premises in its entirety.

The Tenant will have no right to assign this Right of First Refusal except to an affiliate of the Tenant. Time is of the essence of this Right of First Refusal.

Schedule “D” – Prohibited Uses

The Tenant will not conduct or advertise on or from the Premises as any part of its business any of the following ineligible activities:

(a)

businesses that are sexually exploitive or that are inconsistent with generally accepted community standards of conduct and propriety, including those that feature sexually explicit entertainment, products or services; businesses that are engaged in or associated with illegal activities;

(b)	businesses that operate as stand-alone nightclubs, bars, lounges, cabarets, casinos, discotheques, video arcades, pool and billiard halls, and similar operations;

Schedule “E” – Strata Plan NW1200 Bylaws

BYLAWS

STRATA PLAN - NW 1200

Preamble

These bylaws bind the strata corporation and the owners, tenants and occupants to the same extent as if the bylaws had been signed by the strata corporation and each owner, tenant and occupant and contained covenants on the part of the strata corporation with each owner, tenant and occupant and on the part of each owner, tenant and occupant with every other owner, tenant and occupant and with the strata corporation to observe and perform their provisions.

Unless otherwise stated, all terms have the meanings prescribed in the Strata Property Act, S.B.C. 1998, c. 43 (the “Act”).

Duties of Owners, Tenants, Occupants and Visitors

1.	Compliance with bylaws and rules

1.1	All owners, tenants, occupants and visitors must comply strictly with the bylaws and rules of the strata corporation adopted from time to time.

2.	Payment of strata fees and special levies

2.1	An owner must pay strata fees on or before the first day of the month to which the strata fees relate.

2.2	Where an owner fails to pay strata fees in accordance with bylaw 2.1, outstanding strata fees will be subject to an interest charge of 10% per annum, compounded annually.

2.3	In addition to interest, failure to pay strata fees on the due date will result in a fine of $50.00 for each contravention of bylaw 2.1.

2.4

An owner must provide the strata corporation or its agent with twelve (12) consecutive, monthly post-dated cheques for strata fees for the fiscal year of the strata corporation, dated as of the first day of each month or, if applicable, written authorization for monthly automatic debit from the owner’s bank account.

2.5

Failure by an owner to submit twelve (12) monthly, post-dated strata fee cheques or written authorization for automatic debit in accordance with bylaw 2.4 is a contravention of bylaw 2.4 and the strata corporation will levy a fine of $25.00 for each contravention. Each dishonoured cheque or dishonoured automatic debit will be subject an administration charge of $25.00.

2.6	Strata corporation must apply all funds first to outstanding charges or fines and then to strata fees.

2.7	A special levy is due and payable on the date or dates noted in the resolution authorizing the special levy.

2.8	Failure to pay a special levy on the due date will result in a fine of $50.00 for each contravention of bylaw 2.7.

2.9	Where an owner fails to pay a special levy in accordance with bylaw 2.7, outstanding special levies will be subject to an interest charge of 10% per annum, compounded annually.

3.	Repair and maintenance of property by owner

3.1	An owner must repair and maintain the owner’s strata lot, except for repair and maintenance that is the responsibility of the strata corporation under these bylaws.

3.2	An owner who has the use of limited common property must repair and maintain it, except for repair and maintenance that is the responsibility of the strata corporation under these bylaws.

4.	Use of property

4.1	An owner, tenant, occupant or visitor must not use a strata lot, the common property, limited common property or common assets in a way that causes a nuisance or hazard to another person,

(a)	causes unreasonable noise,

(b)	unreasonably interferes with the rights of other persons to use and enjoy the common property, common assets or another strata lot,

(c)	is illegal, or

(d)	is contrary to a purpose for which the strata lot or common property is intended as shown expressly or by necessary implication on or by the strata plan.

4.2	An owner, tenant, occupant or visitor must not cause a disturbance or interfere with the comfort of other owners, tenants, occupants or visitors.

4.3

An owner, tenant, occupant or visitor must not use musical, electronic or other sound producing devices in a strata lot or on common property, including limited common property which, in the opinion of the council, cause a disturbance or interfere with the comfort of other owners, tenants, occupants or visitors in a strata lot or on common property, including limited common property.

4.4	An owner tenant or occupant must keep all exterior strata lot doors fully closed when working inside a strata lot with hammers, air tools or electrical tools.

4.5	An owner, tenant, occupant or visitor must not cause damage, other than reasonable wear and tear, to the common property, common assets or those parts of a strata lot which the

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strata corporation must repair and maintain under these bylaws or insure under section 149 of the Act.

4.6	An owner is responsible for any damage caused by occupants, tenants, customers, employees, agents or visitors to the owner’s strata lot.

4.7

An owner shall indemnify and save harmless the strata corporation from the expense of any maintenance, repair or replacement rendered necessary to the common property, limited common property, common assets or to any strata lot by the owner’s act, omission, negligence or carelessness or by that of an owner’s visitors, occupants, customers, employees, agents or tenants, but only to the extent that such expense is not reimbursed from the proceeds received by operation of any insurance policy. In such circumstances, and for the purposes of bylaws 4.1, 4.5 and 4.6, any insurance deductible paid or payable by the strata corporation shall be considered an expense not covered by the proceeds received by the strata corporation as insurance coverage and will be charged to the owner.

4.8	No strata lot may be used for automotive purposes.

4.9

Bylaw 4.8 does not apply to strata lots 1 (1-12840 Bathgate Way), 6 (6-12840 Bathgate Way), 11 (11-12840 Bathgate Way), 16 (16-12840 Bathgate Way), 20 (2-12880 Bathgate Way), 21 (3-12880 Bathgate Way), 23 (5-12880 Bathgate Way), 24 (6-12880 Bathgate Way), 26 (8-12880 Bathgate Way) and 32 (12-12800 Bathgate Way) (the “Non- conforming Lots”) as long as the Non-conforming Lots are being continuously used for any automotive purposes after October 28, 1993, being the date this by-law was first adopted by the Strata Corporation. However, upon any of the Non-conforming Lots ceasing to be actively and continuously used for an automotive purpose, then this exception shall no longer apply and from that time forward bylaw 4.8 will apply to such strata lot, it will no longer be considered to be a Non-conforming Lot, and it may not at any time thereafter be sued for any automotive purpose. The decision of the Strata Council, acting reasonably, as to whether or not a Non-conforming Lot has ceased being used for an automotive purpose will be final and binding on the owners and occupiers form time to time of the strata lot in question.

For the purposes of bylaws 4. 8 and 4. 9, “ Automotive purposes” means, with respect to the use of a strata lot, the use of all or any portion of that strata lot for:

(i)	any work on automobiles, motorcycles, trucks, boats, carts, trailers, and any other machine or equipment, which uses or involves an internal combustion engine;

(ii)	any removal, repair, alteration, fabrication or installation of parts, components, systems or accessories from, to, for or on anything referred to in subsection (i) above; or

(iii)	any sale at retail or wholesale, or any storage or distribution, of parts or accessories for anything referred to in subsection (i) above.

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Bylaws 4.8 and 4.9 are inserted here for the convenience of owners only. Bylaws 4.8and 4.9 were filed by the owners on January 8, 1999 under registration number BNOO4465. Bylaw 4.8 and 4.9 remain in force and effect from January 8, 1999 and have not been repealed amended or replace since that date.

5.	Inform strata corporation

5.1	An owner must notify the strata corporation of:

(a)	within two weeks of becoming an owner; the owner’s name and any occupants’ names, strata lot number and mailing address outside the strata plan, if any; and

(b)	any mortgage or other dealing in connection with the strata lot within two weeks of such mortgaging or other dealing.

5.2	On request by the strata corporation, a tenant must inform the strata corporation of the tenant’s name.

6.	Obtain approval before altering a strata lot

6.1	An owner must obtain the written approval of the strata corporation before making or authorizing an alteration to a strata lot that involves any of the following:

(a)	the structure of a building;

(b)	the exterior of a building including the roof;

(c)	patios, chimneys, stairs or other things attached to the exterior of a building;

(d)	doors, windows or skylights on the exterior of a building, or that front on the common property;

(e)	fences, railings or similar structures that enclose the common property;

(f)	common property located within the boundaries of a strata lot;

(g)	those parts of the strata lot, which the strata corporation must insure under section 149 of the Act;

(h)	wiring, plumbing, piping, heating, ventilation, air conditioning and other services; and

(i)	the installation of all signage.

6.2

The strata corporation must not unreasonably withhold its approval under bylaw 6.1, but may require as a condition of its approval that the owner agree, in writing, to take responsibility for any expenses relating to the alteration and to indemnify and hold harmless the strata corporation for any future costs in connection with the alteration.

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6.3	An owner intending to apply to the strata corporation for permission to alter a strata lot must submit, in writing, detailed plans and written description of the intended alteration.

7.	Obtain approval before altering common property

7.1	An owner, occupant or tenant must not alter, or permit to be altered, a strata lot in any manner which, in the opinion of the council, will alter the exterior appearance of a building.

7.2

An owner must obtain the written approval of the strata corporation before making or authorizing an alteration to common property, including limited common property or common assets. For greater certainty, this bylaw 7.2 applies to the installation of all signage.

7.3	An owner, as part of its application to the strata corporation for permission to alter common property, limited common property or common assets, must:

(a)	submit, in writing, detailed plans and description of the intended alteration;

(b)	obtain all applicable permits, licenses and approvals from the appropriate governmental authorities and provide copies to the strata council; and

(b)	obtain the consent of the owners by written approval of the strata council under bylaw 7.2.

7.4	The strata corporation may require, as a condition of its approval, that the owner agree, in writing, to certain terms and conditions, including, not exhaustively, the following:

(a)	that alterations be done in accordance with the design or plans approved by the strata council or its duly authorized representatives;

(b)	that the standard of work and materials be not less than that of the existing structures;

(c)	that all work and materials necessary for the alteration be at the sole expense of the owner;

(d)

that the owner from time to time of the strata lot receiving the benefit of an alteration to common property, limited common property or common assets must, for so long as the person remains an owner, be responsible for all present and future maintenance, repairs and replacements, increases in insurance, and any damage suffered or cost incurred by the strata corporation as a result, directly or indirectly, of the alterations to common property, limited common property or common assets;

(e)

that the owner and any subsequent owner on title who receives the benefit of such alteration, must, with respect only to claims or demands arising during the time that they shall have been owner, indemnify and hold harmless the strata corporation, its council members, employees and agents from any and all claims and demands whatsoever arising out of or in any manner attributable to the

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alteration. Any costs or expenses incurred by the strata corporation as the result of such claim or demand will be the responsibility of the owner from time to time of the strata lot who has benefited from the alteration and the said costs or expenses incurred must be charged to that owner and shall be added to and become part of the strata fees of that owner for the month next following the date upon which the cost or expenses are incurred, but not necessarily paid by the strata corporation, and shall become due and payable on the due date of payment of monthly strata fees.

7.5

An owner who has altered common property, limited common property or common assets prior to the passage of these bylaws shall be subject to their content and intent to the extent that any damages suffered or costs incurred by the strata corporation as a result, directly or indirectly, of the alteration, must be borne by the owner who has benefited from the alteration.

7.6

An owner who, subsequent to the passage of bylaws 7.1 to 7.5 inclusive, alters common property or limited common property without adhering strictly to these bylaws, must restore, at the owner’s sole expense, the common property, limited common property or common assets, as the case may be, to its condition prior to the alteration. If the owner refuses or neglects to restore the alteration to its original condition, the strata corporation may conduct the restoration, at the expense of the owner who altered the common property or limited common property. The cost of such alteration shall be added to and become part of the strata fees of that owner for the month next following the date on which the cost was incurred and will become due and payable on the due date of payment of monthly strata fees.

8.	Permit entry to strata lot

8.1	An owner, tenant occupant or visitor must allow a person authorized by the strata corporation to enter the strata lot or limited common property;

(a)	in an emergency, without notice, to ensure safety or prevent significant loss or damage;

(b)	at a reasonable time, on 48 hours’ written notice,

(i)

to inspect, repair, renew, replace or maintain common property, common assets and any portions of a strata lot that are the responsibility of the strata corporation to repair, replace, renew and maintain under these bylaws or the Act or to insure under section 149 of the Act; or to ensure an occupant’s compliance with the Act, bylaws and rules.

(ii)

If forced entry to a strata lot is required due to required emergency access and the inability to contact the owner of the strata lot, the owner shall be responsible for all costs of forced entry incurred by the strata corporation.

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8.2	The notice referred to in bylaw 8.1(b) must include the date and approximate time of entry, and the reason for entry.

Powers and Duties of Strata Corporation

9.	Repair and maintenance of property by strata corporation

9.1	The strata corporation must repair and maintain all of the following:

(a)	common assets of the strata corporation;

(b)	common property that has not been designated as limited common property;

(c)	limited common property, but the duty to repair and maintain it is restricted to

(i)	repair and maintenance that in the ordinary course of events occurs less often than once a year, and

(ii)	the following, no matter how often the repair or maintenance ordinarily occurs:

A.	the structure of a building;

B.	the exterior of a building;

C.	patios, chimneys, stairs, balconies and other things attached to the exterior of a building;

D.	doors, windows and skylights on the exterior of a building or that front on common property;

E.	fences, railings and similar structures that enclose common property;

(d)	a strata lot, but the duty to repair and maintain it is restricted to

(i)	the structure of a building,

(ii)	the exterior of a building,

(iii)	patios, chimneys, stairs, balconies and other things attached to the exterior of a building,

(iv)	doors, windows and skylights on the exterior of a building or that front on common property, and

(v)	fences, railings and similar structures that enclose common property.

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9.2

If the strata corporation is required to enter a strata lot for the purpose of maintaining, repairing or renewing common property, the strata corporation, in carrying out any work or repairs, must do so in a proper and workmanlike manner and must make good any damage to the strata lot occasioned by such works and restore the strata lot to its former condition, leaving the strata lot clean and free from debris.

Council

10.	Council size

10.1	The council must have at least 3 and not more than 7 members.

11	Council eligibility

11.1

No person may stand for councillor continue to be on council with respect to a strata lot if the strata corporation is entitled to register a lien against that strata lot under section 116(1) of the Act.

11.2

No person may stand for councillor continue to be on council with respect to a strata lot if there are amounts owing to the strata corporation charged against the strata lot in respect of administration fees, bank charges, fines, penalties, interest or the costs, including the legal costs, of remedying a contravention of the bylaws or rules.

11.3

No person may stand for councillor continue to be on council with respect to a strata lot if there are amounts owing to the strata corporation charged against the strata lot in respect of administration fees, bank charges, fines, penalties, interest or the costs, including the legal costs, of remedying a contravention of the bylaws or rules for which the owner is responsible under section 131 of the Act.

12.	Council members’ terms

12.1	The term of office of a council member ends at the end of the annual general meeting at which the new council is elected.

12.2	A person whose term as council member is ending is eligible for re-election.

13.	Removing council member

13.1

Unless all the owners are on the council, the strata corporation may, by a resolution passed by a two-thirds (2/3) vote at an annual or special general meeting, remove one or more council members. The strata corporation must pass a separate resolution for each council member to be removed.

13.2

After removing a council member, the strata corporation may hold an election at the same annual or special general meeting to replace the council member for the remainder of the term or the remaining members of the council may appoint a replacement council member for the remainder of the term.

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13.3

If the strata corporation removes all of the council members, the strata corporation must hold an election at the same annual or special general meeting to replace the council members for the remainder of the term up to, at least, the minimum number of council members required by bylaw of the strata corporation for the remainder of the term.

13.4	The council may appoint the remaining council members necessary to achieve a quorum for the strata corporation, even if the absence of the members being replaced leaves the council without a quorum.

13.5	A replacement council member appointed pursuant to bylaws 13.2 and 13.4 may be appointed from any person eligible to sit on the council.

14.	Replacing council member

14.1	If a council member resigns or is unwilling or unable to act, the remaining members of the council may appoint a replacement council member for the remainder of the term.

14.2	A replacement council member may be appointed from any person eligible to sit on the council.

14.3	The council may appoint a council member under bylaw 14.2 even if the absence of the member being replaced leaves the council without a quorum.

14.4

If all the members of the council resign or are unwilling or unable to act, persons holding at least 25% of the strata corporation’s votes may hold a special general meeting to elect a new council by complying with the provisions of the Act, the regulations and the bylaws respecting the calling and holding of meetings.

15.	Officers

15.1

At the first meeting of the council held after each annual general meeting of the strata corporation, the council must elect, from among its members, a president, a vice- president, a secretary and a treasurer.

15.2	A person may hold more than one office at a time, other than the offices of president and vice president.

15.3	The vice president has the powers and duties of the president

(a)	while the president is absent or is unwilling or unable to act,

(b)	if the president is removed, or

(c)	for the remainder of the president’s term if the president ceases to hold office.

15.4	The strata council may vote to remove an officer.

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15.5	If an officer other than the president is removed, resigns, is unwilling or unable to act, the council members may elect a replacement officer from among themselves for the remainder of the term.

16.	Calling council meetings

16.1	Any council member may call a council meeting by giving the other council members at least one week’s notice of the meeting, specifying the reason for calling the meeting.

16.2	The notice in bylaw 16.1 does not have to be in writing.

16.3	A council meeting may be held on less than one week’s notice if

(a)	all council members consent in advance of the meeting, or

(b)	the meeting is required to deal with an emergency situation, and all council members either

(i)	consent in advance of the meeting, or

(ii)	are unavailable to provide consent after reasonable attempts to contact them.

16.4	Bylaw 14(4) of the Schedule of Bylaws to the Act does not apply to the strata corporation.

17.	Requisition of council hearing

17.1	By application in writing, an owner or tenant may request a hearing at a council meeting stating the reasons for the request.

17.2	If a hearing is requested under bylaw 17.1, the council must hold a meeting to hear the applicant within one (1) month of the date of receipt by the council of the application.

17.3	If the purpose of the hearing is to seek a decision of the council, the council must give the applicant a written decision within one week of the date of the hearing.

18.	Quorum of council

18.1	A quorum of the council is

(a)	1, if the council consists of one member,

(b)	2, if the council consists of 2, 3 or 4 members,

(d)	3, if the council consists of 5 or 6 members, and

(e)	4, if the council consists of 7 members.

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18.2	Council members must be present in person at the council meeting to be counted in establishing quorum.

19.	Council meetings

19.1	The council may meet together for the conduct of business, adjourn and otherwise regulate its meetings as it thinks fit.

19.2	At the option of the council, council meetings may be held by electronic means, so long as all council members and other participants can communicate with each other.

19.3	If a council meeting is held by electronic means, council members are deemed to be present in person.

19.4	Owners may attend council meetings as observers.

19.5	Despite bylaw 19.4, no observers may attend those portions of council meetings that deal with any of the following:

(a)	bylaw contravention hearings under section 135 of the Act; or

(b)	any other matters if the presence of observers would, in the council’s opinion, unreasonably interfere with an individual’s privacy.

20.	Voting at council meetings

20.1	At council meetings, decisions must be made by a majority of council members present in person at the meeting.

20.2	If there is a tie vote at a council meeting, the president may break the tie by casting a second, deciding vote.

20.3	The results of all votes at a council meeting must be recorded in the council meeting minutes.

21.	Council to inform owners of minutes

21.1	The council must circulate to or post for owners the minutes of all council meetings within 2 weeks of the meeting, whether or not the minutes have been approved.

22.	Delegation of council’s powers and duties

22.1

Subject to bylaws 22.2, 22.3 and 22.4, the council may delegate some or all of its powers and duties to one or more council members or persons who are not members of the council, and may revoke the delegation.

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22.2	The council may delegate its spending powers or duties, but only by a resolution that:

(a)	delegates the authority to make an expenditure of a specific amount for a specific purpose, or

(b)	delegates the general authority to make expenditures in accordance with bylaw 22.3.

22.3	A delegation of a general authority to make expenditures must

(a)	set a maximum amount that may be spent, and

(b)	indicate the purposes for which, or the conditions under which, the money may be spent.

22.4	The council may not delegate its powers to determine, based on the facts of a particular case,

(a)	whether a person has contravened a bylaw or rule, or

(d)	whether a person should be fined, and the amount of the fine.

23.	Spending restrictions

23.1	A person may not spend the strata corporation’ s money unless the person has been delegated the power to do so in accordance with these bylaws.

23.2	Bylaw 21(2) of the Schedule of Bylaws to the Act does not apply to the strata corporation.

23.3

The strata corporation may, at the discretion of the council, cause the books and accounts of the strata corporation to be audited by a chartered accountant or certified general accountant and, when audited, submit the report of the auditor to the annual general meeting.

24.	Limitation on liability of council member

24.1

A council member who acts honestly and in good faith is not personally liable because of anything done or omitted in the exercise or intended exercise of any power or the performance or intended performance of any duty of the council.

24.2	Bylaw 24.1 does not affect a council member’s liability, as an owner, for a judgment against the strata corporation.

24.3

All acts done in good faith by the council are, even if it is afterwards discovered that there was some defect in the appointment or continuance in office of a member of council, as valid as if the council member had been duly appointed or had duly continued in office.

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Enforcement of Bylaws and Rules

25.	Fines

25.1	Except where specifically stated to be otherwise in these bylaws, the strata corporation may fine an owner or tenant:

(a)	$200.00 for each contravention of a bylaw, and

(b)	$50.00 for each contravention of a rule.

25.2

The council must, if it determines in its discretion that an owner, tenant or occupant is in repeated contravention of any bylaws or rules of the strata corporation, levy fines and the fines so levied shall be immediately added to the strata fees for the strata lot and shall be due and payable together with the strata fees for the strata lot in the next month following such contravention.

26.	Continuing contravention

26.1

Except where specifically stated to be otherwise in these bylaws, if an activity or lack of activity that constitutes a contravention of a bylaw or rule continues, without interruption, for longer than 7 days, a fine may be imposed every 7 days.

Annual and Special General Meetings

27.	Quorum of meeting

27.1

If within 1/2 hour from the time appointed for an annual or special general meeting, a quorum is not present, the meeting stands adjourned for a further 1/2 hour on the same day and at the same place. If within a further 1/2 hour from the time of the adjournment, a quorum is not present, the eligible voters, present in person or by proxy, constitute a quorum.

This bylaw 27.1 is an alternative to section 48(3) of the Act. This bylaw does not apply to a meeting demanded pursuant to section 43 of the Act and failure to obtain a quorum for a meeting demanded pursuant to section 43 terminates, and does not adjourn, that meeting.

28.	Person to chair meeting

28.1	Annual and special general meetings must be chaired by the president of the council.

28.2	If the president of the council is unwilling or unable to act, the meeting must be chaired by the vice president of the council.

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28.3

If neither the president nor the vice president of the council chairs the meeting, a chair must be elected by the eligible voters present in person or by proxy from among those persons, eligible to vote, who are present at the meeting.

29.	Participation by other than eligible voters

29.1	Tenants and occupants may attend annual and special general meetings, whether or not they are eligible to vote.

29.2	Persons who are not eligible to vote, may not participate in the discussion at a meeting.

29.3	Tenants, who are not eligible to vote, must leave the meeting if requested to do so by a resolution passed by a majority vote at the meeting.

30.	Voting

30.1

Except on matters requiring a unanimous vote, the vote for a strata lot may not be exercised if the strata corporation is entitled to register a lien against that strata lot under section 116(1) of the Act.

30.2

Except on matters requiring a unanimous vote, the vote for a strata lot may not be exercised if there are amounts owing to the strata corporation charged against the strata lot in respect of administration fees, bank charges, fines, penalties, interest or the costs, including the legal costs, of remedying a contravention of the bylaws or rules.

30.3

Except on matters requiring a unanimous vote, the vote for a strata lot may not be exercised if there are amounts owing to the strata corporation charged against the strata lot in respect of administration fees, bank charges, fines, penalties, interest or the costs, including the legal costs, of remedying a contravention of the bylaws or rules, including legal costs, for which the owner is responsible under section 131 of the Act.

30.4	At an annual or special general meeting, voting cards must be issued to eligible voters.

30.5	At an annual or special general meeting a vote is decided on a show of voting cards, unless an eligible voter requests a precise count.

30.6	If a precise count is requested, the chair must decide whether it will be by show of voting cards or by roll call, secret ballot or some other method.

30.7	The outcome of each vote, including the number of votes for and against the resolution if precise count is requested, must be announced by the chair and recorded in the minutes of the meeting.

30.8

If there is a tie vote at an annual or special general meeting, the president, or, if the president is absent or unable or unwilling to vote, the vice president, may break the tie by casting a second, deciding vote.

30.9	Despite anything in bylaws 30.1 to 30.8 (inclusive), an election of council or removal of a council member must be held by secret ballot, if the secret ballot is requested by an Eligible voter.

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31.	Electronic attendance at meetings - Delete.

32.	Order of business

32.1	The order of business at annual and special general meetings is as follows:

(a)	certify proxies and corporate representatives and issue voting cards;

(b)	determine that there is a quorum;

(c)	elect a person to chair the meeting, if necessary;

(d)	present to the meeting proof of notice of meeting or waiver of notice;

(e)	approve the agenda;

(f)	approve minutes from the last annual or special general meeting;

(g)	deal with unfinished business;

(h)	receive reports of council activities and decisions since the previous annual general meeting, including reports of committees, if the meeting is an annual general meeting;

(i)	ratify any new rules made by the strata corporation under section 125 of the Act;

(j)	report on insurance coverage in accordance with section 154 of the Act, if the meeting is an annual general meeting;

(k)	approve the budget for the corning year in accordance with section 103 of the Act, if the meeting is an annual general meeting;

(l)	deal with new business, including any matters about which notice has been given under section 45 of the Act;

(m)	elect a council, if the meeting is an annual general meeting;

(n)	terminate the meeting.

Voluntary Dispute Resolution

33.	Voluntary’ dispute resolution

33.1	A dispute among owners, tenants, the strata corporation or any combination of them may be referred to a dispute resolution committee by a party to the dispute if

(a)	all the parties to the dispute consent, and

(b)	the dispute involves the Act, the regulations, the bylaws or the rules.

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33.2	A dispute resolution committee consists of

(a)	one owner or tenant of the strata corporation nominated by each of the disputing parties and one owner or tenant chosen to chair the committee by the persons nominated by the disputing parties, or

(b)	any number of persons consented to, or chosen by a method that is consented to, by all the disputing parties.

33.3	The dispute resolution committee must attempt to help the disputing parties to voluntarily end the dispute.

Small Claims Court Proceedings

34.	Authorization to proceed

34.1

The strata corporation may proceed under the Small Claims Act, without further authorization by the owners, to recover from an owner, by an action in debt in Small Claims Court, money owing to the strata corporation, including money owing as administration fees, bank charges, fines, penalties, interest or the costs, including legal costs, of remedying a contravention of the bylaws or rules and to recover money which the strata corporation is required to expend as a result of the owner’s act, omission, negligence or carelessness or by that of an owner’s visitors, occupants, guests, employees, agents, tenants or a member of the owner’s family.

Marketing Activities by Owners and Occupants

35.	Sale of a strata lot

35.1	Real estate signs must not be displayed in a strata lot or on the common property except in the location designated by the strata corporation for real estate signs.

Insurance

36.	Insuring against major perils

36.1	The strata corporation must insure against major perils, as set out in regulation 9.1 (2), including, without limitation, earthquakes.

Parking

37.	Parking

37.1

The strata council may allocate parking stalls to the owners in such manner as it sees fit. No person may park any boat, trailer or camper or other similar item on common property, limited common property or land that is a common asset.

37.2

An owner, occupant, tenant, employee, customer, agent, or visitor leaving a parked vehicle on the common property, limited common property or land that is a common asset does so at their own risk. The strata corporation is not liable for any loss or damage to such vehicle.

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37.3	An owner, occupant, tenant, employee, customer, agent or visitor must not store a vehicle on common property, limited common property or on land that is a common asset.

37.4	An owner, occupant, tenant, employee, customer, agent or visitor must not park a vehicle on common property, limited common property or land that is a common asset if that vehicle is:

(a)	not roadworthy;

(b)	unlicensed; or

(c)	uninsured.

On request by council, a vehicle owner must provide proof of current vehicle insurance, satisfactory to the council.

37.5

An owner, occupant or tenant must not park on any part of the common property, limited common property or land that is a common asset except in parking stalls designated for their strata lot, without prior written permission of the council.

37.7	An owner, occupant or tenant must not park at any time of day or night in parking stalls designated as visitor stalls.

37.8	Employees and visitors may park in parking stalls designated for visitor parking stalls for a maximum of 12 hours in a 24 hour period, whether or not those hours are consecutive hours.

37.9

An owner, occupant or tenant must not park a vehicle or permit a vehicle to be parked or left unattended in a way that interferes with or obstructs no parking zones, access lanes, sidewalks, walkways, passages, driveways, or parking stalls assigned to other strata lots.

37.10

An owner, occupant or tenant must ensure that visitors, customers, employees and agents do not park a vehicle or permit a vehicle to be parked or be left unattended in a way that interferes with or obstructs no parking zones, access lanes, sidewalks, walkways, passages, driveways, or parking stalls assigned to other strata lots.

37.11	No person may double-park a vehicle.

37.12

A vehicle parked in contravention of any of bylaws 37.1 to 37.11 (inclusive) will be subject to removal by a towing company authorized by council, and all costs associated with such removal will be charged to the owner of the strata lot.

37.13

An owner, occupant, tenant or visitor must not use any parking area as a work area for carpentry, renovations, repairs (including, but not exhaustively, sawing, drilling and the use of any adhesive or hardening compounds) or perform any work on vehicles, including not exhaustively replacing or removing any automotive fluids, sanding, painting, motor tune ups, repairs whether mechanical or otherwise.

37.14	An owner must not sell; lease or license parking stalls to any person.

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37.15	An owner, occupant, or visitor operating a vehicle in the parking areas must not exceed 10 km/hour.

37.16

An owner, occupant or tenant may wash a vehicle, but must do so in a manner does not cause a nuisance or annoyance to other owners, occupants or tenants. Once washing is completed, the owner, occupant or tenant must hose down the area and remove all dirt, refuse and excess water.

Appearance of strata lots

38.	Cleanliness

38.1

An owner, tenant or occupant must not allow a strata lot to become unsanitary or untidy. Rubbish, dust, garbage, boxes, packing cases and other similar refuse must not be thrown, piled or stored on common property.

38.2

An owner, occupant, employee, customer, agent, or tenant leaving any personal property on the common property does so at his or her own risk. The strata corporation is not liable for any loss or damage to such personal property.

38.3	Personal property left on the common property may be removed and disposed of by the strata corporation at the risk and expense of the owner.

39.	Miscellaneous

39.1

An owner, tenant or visitor must not hinder or restrict sidewalks, entrances, exits and other parts of the common property. Hindrance and restriction includes the keeping of personal items and garbage.

39.2

An owner, occupant or tenant must not erect or display or permit to be erected or displayed any signs, fences, billboards, placards, advertising, notices or other fixtures of any kind on the common property or in a strata lot, unless authorized by the council. This shall include exterior painting and the addition of wood, ironwork, concrete or other materials.

39.3

An owner, occupant or tenant must not display or erect fixtures, poles, racks, storage sheds and similar structures permanently or temporarily on common property, limited common property or land that is a common asset.

39.4

An owner, occupant or tenant must not erect or hang over or outside any window or door of a strata lot or on the common property, awnings, shades or screens with the prior written consent of the council. No television antenna, satellite dish or similar structure or appurtenances thereto may be erected on or fastened to the common property, limited common property or any strata lot except as approved and authorized by the council.

39.5

An owner, occupant or tenant must not do any act or thing or neglect or fail to do any act or thing which would or could increase the risk of fire or the rate of fire insurance premium with respect thereto.

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39.6

An owner, occupant or tenant must not do or permit to be done anything that may cause damage to trees, plants, bushes, flowers or lawns, and grounds so as to damage trees, plants bushes or lawns or to interfere with the cutting or watering of the lawns of the maintenance of the common property generally.

39.7

An owner, occupant or tenant must report immediately to the strata council, or its designated representative, any failure of the water pipes, sprinkler or electrical systems likely to cause danger or damage.

39.8	An owner, occupant or tenant must not store any personal property on common property, limited common property or land that is a common asset.

39.9	An owner, occupant or tenant must not store hazardous or flammable substances on common property, limited common property or land that is a common asset.

39.10

An owner, occupant or tenant having a waste disposal container on strata property must keep the lids closed when not in active use and is responsible for keeping the area around such container clean and free of debris.

40.	Severability

40.1

The provisions of these bylaws are deemed to be independent and severable and the invalidity in whole or in part of any bylaw shall not affect the validity of the remaining bylaws or portions thereof, which shall continue in full, force and effect as if such invalid portion or portions had never been included herein.

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